UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21418

Ancora Trust

(Exact Name of Registrant as Specified in Charter)

One Chagrin Highlands

2000 Auburn Drive, Suite 420

Cleveland, Ohio 44122

(Address of Principal Executive Offices)

Richard A. Barone

c/o Ancora Trust

One Chagrin Highlands

2000 Auburn Drive, Suite 420

Cleveland, Ohio 44122

 (Name and Address of Agent for Service)

Copy to:

Michael J. Meaney, Esq.

McDonald Hopkins Co., LPA

600 Superior Ave., E., Suite 2100

Cleveland, Ohio 44114

Registrant's telephone number, including area code: (216) 825-4000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

12.31.10

 ANNUAL REPORT

INTRODUCTION

THANK YOU…for choosing the Ancora Mutual Funds. We have built the Ancora Funds to be unique and to capitalize on the evolving opportunities of the investment landscape. Our management style has centered on building long-term success for our clients and is applied to the management of all of our funds. Our Mutual Fund managers are the principals of the Fund’s Investment Adviser and are the original architects of the Mutual Funds they manage. While no mutual fund can guarantee performance, the Ancora Funds do promise that our investment decisions will be based upon dedicated research and careful execution. An Ancora Financial Advisor is at your disposal regardless of the size of your investment.

PERSONAL ASSISTANCE

1-866-6AN-CORA

Please feel free to dial our toll-free number to speak directly to a knowledgeable representative who can answer any questions or assist you with any issues concerning your account.

TABLE OF CONTENTS

INTRODUCTION INCLUDING SHAREHOLDER LETTER……….………....…..….1

ANCORA INCOME FUND……….……………………………………………………….……..5

ANCORA EQUITY FUND…….………………….……………..………………………….…..11

ANCORA MICROCAP FUND…………….………….….……..……………………….…….17

ANCORA SPECIAL OPPORTUNITY FUND….……….…………….……………….….25

GETTING STARTED……….……….…………………………………………………..…..….31

FINANCIAL REVIEW…..………………………………………...............................……….35

FUND EXPENSES………………………………..……………………………….….…...…….61

TRUSTEES & OFFICERS & SERVICE PROVIDERS.………….….…......................64

ONLINE ACCOUNT MANAGEMENT

www.ancora.ws

Manage your personal account of Ancora Funds online.

This report and the financial statements contained herein are provided for the general information of the shareholders of the Ancora Funds. Investors should carefully consider before investing each Fund’s investment objective, risks and expenses. For a prospectus, which contains that information and more information about each Fund, please call 866-626-2672 or visit our website at www.ancorafunds.com. Please read it carefully before you invest or send money.

INTRODUCTION

Richard A. Barone

Chairman

LETTER TO SHAREHOLDERS

Dear Shareholder:

Fifty years is a long time to have been a student of the market.  It is with some pride and a whole lot of trepidation that I tell you I am just about there.  Although, the learning curve may be flattened out a bit, the experience gained thus far has been invaluable.  One of the greatest lessons that comes with experience is the recognition that whatever problems the nation or the world has to face, there are always solutions available to us.  While the problems may temporarily depress stock prices, they also provide opportunities for the experienced investor.

At least, this has been the case thus far.  Certainly, the near collapse of the world’s financial markets that we experienced in early 2009 represented the greatest challenge in need of a resolution in the last 100 years.  In the end, with the leadership of the United States, governments stepped in to provide solutions.  Investors in the United States that held positions or bought in the midst of the crises have been rewarded as stock prices have doubled over a period of less than two years.  At the same time, bond yields have declined to new multi-decade lows.  These unprecedented advances in the investment markets beg the question “Can the markets continue their advance from here or have we reached cyclical highs?”  The answer is never simple.

Certainly, based on historical metrics, the stock market should be nowhere near its peak.  The two most important metrics which determine the level of stock prices are earnings and interest rates.  Led by cost cutting and productivity gains, earnings continue to advance across the board although revenue growth has not kept pace.

As for interest rates, it appears the Federal Reserve System (“FED”) intends to accommodate investors by targeting fed funds near zero and expanding the nation’s money supply.  Over the years, I have always used a simple rule of thumb: Stocks are not overpriced as long as the earnings return (“Multiple”) is greater than the yield on the 10 year United States Treasury bond.  Making this calculation is simple enough to do.  Dividing 100 by the yield on the 10 year Treasury Bond, currently 3.8%, to come up with a theoretical multiple for stock prices of 26.3 times earnings.  Current stock prices are slightly more than half that level which suggests that the stock market has a long way to go before reaching an overvalued level.  In fact, by using this metric, one could make a strong case that the stocks are significantly undervalued.

Of course, making the bullish case has a lot to do with the direction of earnings and the direction of interest rates.  The bears believe the future belongs to them.  Their belief is that our long term problems cannot be overcome without a massive dose of austerity, and austerity will certainly mean declining corporate earnings and higher interest rates.

One of the major concerns is our national debt.  It is now approaching $12 trillion (that is $12 billion 1,000 times or $12 million 1,000,000 times).  More importantly, the federal debt alone is now approaching $40,000 per person or nearly $150,000 per family.  This debt does not include state, municipal or personal debt nor does it include our underfunded pension, social security and Medicare liabilities.  There is no way that the average family will be able to pay off this debt or even handle the future interest payment even if a disproportionate share is skewed toward the wealthier taxpayer.

I believe that we would never need to pay off the federal debt.  When the debt comes due we simply need to issue new debt to fund the payment.  However, there is a big difference between not having the need to pay off the debt and not having the ability to pay it off.

To further complicate the problem, the greatest source of American family wealth has traditionally been the equity in one’s home.  At least, from a balance sheet perspective, that measure of wealth could substantially offset the cumulative public and private debt.    However, it has been recently estimated that today the average American has virtually no home equity.  In addition, a substantial portion of them are underwater on their mortgage.

Is there a solution to this problem?  I suppose massive austerity at the federal level, much higher taxes, substantial decline in the standard of living and much lower stock prices would work in the long run.  We all know that this would be politically unacceptable.  The only possible solution remaining is a very long term dose of controlled inflation.

INTRODUCTION

LETTER TO SHAREHOLDERS (CONTINUED)

The Funds

As you know, inflation is essentially a tax on every consumer in the form of higher prices and a tax on every saver in the form of less buying power.  It is most destructive to anyone holding debt instruments such as United States Treasury bonds or individuals on fixed incomes.  On the plus side, inflation reduces home buyers.  While there are short term negatives for stock prices, especially to the extent that interest rates rise, inflation will have a significant positive impact on stock prices in the long run.

Despite the negatives, a significant dose of inflation appears to be the only acceptable solution for the sins of our past.  While it will reduce the standard of living and reduce productivity by poorly allocating resources towards hard assets, it might just be the only medicine we will be able to swallow.

Since their inception, all four of the Ancora Funds have beaten their benchmarks.  However, this was not the case in 2010 for the Ancora Equity Fund and the Ancora Special Opportunity Fund.  They produced respective returns of 12.04% and 13.00% for the Class D shares against the S&P 500 Index which returned 15.06% and the Wilshire 5000 Index which produced a 17.17% return.  While industrial stocks contributed to performance in the Ancora Equity Fund, the underperforming technology sector burdened the fund. The Ancora Special Opportunity Fund achieved gains in closed-end investment companies as discounts narrowed but higher than normal cash position held back the results.

The Ancora Income Fund had another good year with the Class D shares returning 11.07% against the Barclay’s Aggregate Bond Index which yielded 6.56%.  The Ancora Income Fund continues to benefit from the recovery in the debt instruments of financial companies as well as the narrowing of the discounts in our positions of closed-end investment companies.

Smaller capitalization companies outperformed their larger capitalization counterparts again in 2010. The Ancora MicroCap Fund Class D shares returned 35.90% compared to 28.89% for the Russell MicroCap Index. While the majority of the stocks in the portfolio contributed to the performance, seven of the holdings generated a return in excess of 100% for the year with one up over 200%. We attribute these gains to a combination of being undervalued at the start of the year as well as subsequent improvements in business fundamentals and earnings.  We were quite pleased that for the second year in a row the Ancora MicroCap Fund ranked in The Wall Street Journal’s Category Kings section as one of the top ten Small Capitalization Value mutual funds in the country.

Sincerely,

Richard A Barone

Chairman

INTRODUCTION

ANCORA’S LEGACY

Ancora Advisors was incorporated in 2003, although its lineage dates back to 1973 when Richard Barone founded The Maxus Investment Group. In 1985, the original Maxus Mutual Fund was founded and in the mid 1990’s the Maxus Investment Group merged with Gelfand Partners. Since the acquisition of Maxus by a well-known regional bank in early 2001, many of the former principals have reunited “Once Again”. In January 2004, the Ancora Family of Funds commenced operation and, as we have done in the past, we will again strive to build long-term success for our clients.

FUNDS	TICKER SYMBOL	INCEPTION DATE
ANCORA INCOME FUND
CLASS C	ANICX	1/5/2004
CLASS D	ANIDX	1/5/2004
ANCORA EQUITY FUND
CLASS C	ANQCX	1/5/2004
CLASS D	ANQDX	1/5/2004
ANCORA MICROCAP FUND
CLASS C	ANCCX	9/2/2008
CLASS D	ANCDX	9/2/2008
ANCORA SPECIAL OPPORTUNITY FUND
CLASS C	ANSCX	1/5/2004
CLASS D	ANSDX	1/5/2004

Distinguishing Features of Ancora:

Consistent investment process:

Each portfolio manager applies a consistent investment philosophy and process to building and managing the funds. We employ in-house research to identify companies we believe are currently trading at a substantial discount to what we consider to be their underlying business value.

Do not over-diversify:

Our portfolios generally hold a smaller number of stocks in the portfolio (25-60 stocks, for example, rather than 100-150) which is important to our investment philosophy. By building focused portfolios, our managers' best ideas can have a meaningful impact on investment performance.

Client Focus

Our commitment to our clients is to help them reach their financial objectives by making investments in our people and technology, maintaining high standards of excellence in performance, ethics and accuracy, and to always keep our clients' interests above all others.

Independence and Stability

As an employee-owned, full-service investment firm that has operated privately since our founding, we have the independence and objectivity to focus on what we believe is best for our clients.

Experienced Investment Team

Our investment management team consists of several senior professionals involved in both equity and fixed-income management. Our professional staff averages in excess of twenty years of investment experience.

ANCORA

INCOME FUND

ANCORA INCOME FUND

INVESTMENT OBJECTIVE:

THE ANCORA INCOME FUND SEEKS TO PROVIDE INVESTORS A HIGH LEVEL OF CURRENT INCOME WITH A SECONDARY OBJECTIVE OF CAPITAL APPRECIATION.

PORTFOLIO MANAGER:

Richard A. Barone

Chairman, Ancora Advisors

PORTFOLIO MANAGEMENT EXPERIENCE:

44 Years

RICHARD A. BARONE is Chairman of Ancora Advisors and oversees or manages a variety of investment strategies for the firm including the investments for the Ancora Funds.

Mr. Barone is the former Chief Executive Officer of Maxus Investment Group which he founded in 1973. Maxus became one of the oldest and largest privately held investment advisory and securities brokerage firms in the Midwest before the business was sold in January, 2001. Since 1973, Mr. Barone has managed a variety of proprietary mutual funds as well as the investment portfolios for institutional clients and high net worth individuals.

Mr. Barone was born in 1942 and is a graduate of Georgetown University with a degree in Economics. He has undertaken extensive graduate studies and independent research at Georgetown University, Northwestern University and Case Western Reserve University.

FUND STATISTICS:

_________________________

NET ASSETS:

$19.2 MILLION*

_________________________

INCEPTION DATE:

JANUARY 5, 2004

_________________________

TICKERS:

CLASS C – ANICX

CLASS D – ANIDX

________________________

MINIMUM INITIAL INVESTMENT:

CLASS C – $20,000

CLASS D – $1,000,000

* As of December 31, 2010

ANCORA INCOME FUND

INVESTMENT STRATEGY

■ Portfolio invests primarily in investment grade, income-producing securities, including securities of closed end funds having portfolios consisting primarily of income-producing securities.

■ To preserve investor’s capital through its active participation in the market.

■ Seeks to optimize return potential while maintaining moderate risk exposure

■ Utilizes bonds from well-established corporations and government agencies

■ Seeks to add value by actively managing duration

■ Sell discipline helps to manage risk

INVESTOR PROFILE

■ This Fund may be suitable for investors who seek to maximize current income from a high quality investment portfolio.

Six Months Ended 12/31/10

Best Performing Securities:

■ Hancock J Patriot II

■ Prologis Trust G – 6.750%, Series G

■ Commonwealth Reit – 6.50%, Series D

■ PPplus Tr CTF GSG-1 A – 6.000%

■ Merrill Lynch – 7.000%

Worst Performing Securities

■ Preferredplus Trust Verizon – 7.625%

■ Corporate Backed Tr Ct DB 01/31 A1

■ Kimco Realty – 6.900%, Series H

■ The Gabelli Global Deal Fund - 8.500%

■ Corts Trust Disney  - 6.875%

TOP HOLDINGS: DECEMBER 31, 2010 (d)
NAME	% OF NET ASSETS
John Hancock Premium Dividend Fund	6.0%
The Gabelli Global Deal Fund – 8.500%	4.0%
Corporate-Backed Trust Bristrol Myers Squibb – 6.800%	3.9%
General Electric Capital - 6.625%	3.7%
Equity Residential – 6.480%, Series N	3.6%
Gabelli Dividend & Income Trust – 5.875%	3.6%
Royce Value Trust, Inc – 5.900%	3.6%
Gabelli Equity Trust – 6.200%	3.3%
Perferredplus Trust Verizon – 7.625%	3.3%
MFS Intermediate Income Trust	3.3%

SECTOR DIVERSIFICATION: DECEMBER 31, 2010 (d)
NAME	% OF NET ASSETS
Direct Trust Certificates	23.02%
Third Party Trust Certificates	11.49%
Convertible Preferred Securities	1.37%
Closed-End Income Funds	24.38%
Closed-End Fund, Senior Securities	17.70%
REIT Preferred Shares	20.14%
Money Market Securities	1.74%
Other	0.16%

TOTAL RETURNS: DECEMBER 31, 2010 (d)
	ONE YEAR	THREE YEARS	FIVE YEARS	INCEP YTD(a)
ANCORA INCOME FUND - C(b)	10.86%	8.02%	5.57%	4.73%
ANCORA INCOME FUND - D(b)	11.07%	8.29%	5.84%	4.99%
BARCLAY’s AGG. INDEX(c)	6.56%	5.76%	5.71%	5.04%

a)

Inception data reflects the annualized return since 1/05/04.

b)

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.

c)

The Barclay’s Aggregate Bond Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index.

d)

Data is unaudited.

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-866-626-2672.

ANCORA INCOME FUND

The chart above assumes an initial investment of $1,000,000 made on January 5, 2004 (commencement of Fund operations) and held through December 31, 2010. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown assume the reinvestment of all distributions and do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Past performance is no guarantee of future results. Performance is unaudited.

ANCORA INCOME FUND

SCHEDULE OF INVESTMENTS

SHARES		VALUE	% ASSETS
	Corporate Bond Trust Certificates

	Direct Trust Certificates
12,000	Ameriprise Financial SR NT - 7.750%	$ 319,800
12,000	BAC Capital Trust III - 7.000%	291,840
12,000	BB&T Capital Trust VII - 8.100%	329,880
10,000	Bank One Cap VI - 7.200%	255,100
15,000	Comcast Corp SR NT - 7.000%	380,250
28,000	General Electric Capital - 6.625%	713,440
12,000	Keycorp Cap X - 8.000%	305,040
12,000	MBNA Capital D - 8.125%	303,600
15,000	Merrill Lynch PFD D - 7.000%	358,200
12,000	PNC Capital Trust E - 7.750%	315,360
700	U.S. Bancorp – 7.189%	553,007
12,000	Viacom 6.850%	304,560
		4,430,077	23.02%
	Third Party Trust Certificates
29,000	Corporate-Backed Trust Bristol Myers Squibb - 6.800%	756,900
11,300	CorTS Trust Xerox - 8.000%	292,783
50,000	Lehman Fed Ex – 7.750%	528,000
24,500	Preferredplus Trust Verizon – 7.625%	632,345
		2,210,028	11.49%

	TOTAL CORPORATE BOND TRUST CERTIFICATES (Cost $6,380,687)	6,640,105	34.51%

	Convertible Preferred Securities
3,000	Chesapeake Energy Corp PFD D 4.500%	263,850
	TOTAL CONVERTIBLE PREFERRED SECURITIES (Cost $172,368)	263,850	1.37%

	Investment Companies

	Closed-End Income Funds
21,000	Federated Enhanced Treasury	351,538
100,000	John Hancock Premium Dividend Fund	1,156,000
30,000	MFS Charter Income Trust	282,600
100,000	MFS Intermediate Income Trust	631,000
70,000	MFS Multimarket Income Trust	483,000
35,000	Rivus Bond Fund	619,500
55,000	Strategic Global Income Fund, Inc.	605,000
45,000	Western Asset Claymore Inflation-Linked Opportunity & Income Fund	562,950
		4,691,588	24.38%
	Closed-End Funds, Senior Securities
27,500	Gabelli Dividend & Income PFD A - 5.875%	688,875
25,000	Gabelli Equity Trust – 6.200%	634,750
15,000	Gabelli Global Deal Preferred Ser A - 8.500%	771,000
25,000	General American Investors – 5.950%	623,750
27,000	Royce Value Trust – 5.900%	685,800
		3,404,175	17.70%

	TOTAL INVESTMENT COMPANIES (Cost $7,156,891)	8,095,763	42.08%

* See accompanying notes which are an integral part of the financial statements

ANCORA INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

SHARES		VALUE	% ASSETS
	REIT Preferred Shares
15,000	Commonwealth Reit – 6.500%, Series D	328,650
12,000	Duke Realty Corp - 8.375%, Series O	316,800
28,500	Equity Residential - 6.480%, Series N	691,125
26,000	Kimco Realty - 6.900%, Series H	626,600
26,000	Prologis Trust G - 6.750%, Series G	596,440
12,000	PS Business Pks Inc Prf R – 6.875%	292,416
10,000	Public Storage – 6.875%, Series O	256,510
15,000	Public Storage - 6.450%, Series X	367,050
15,000	Vornado Realty - 7.785%, Series O	400,050
	TOTAL REIT PREFERRED SHARES (Cost $3,611,557)	3,875,641	20.14%

	Money Market Securities
334,863	First American Government Obligations Fund -
	Class Y, 0.00%, (Cost $334,863) (a) (b)	334,863
		334,863	1.74%

	TOTAL INVESTMENTS (Cost $17,656,366)	19,210,222	99.84%

	Other Assets in Excess of Liabilities	30,361	0.16%

	TOTAL NET ASSETS	$ 19,240,583	100.00%

* See accompanying notes which are an integral part of the financial statements

a) Non-income producing b) Variable rate security; the coupon rate shown represents the rate at December 31, 2010.

ANCORA

 EQUITY FUND

ANCORA EQUITY FUND

INVESTMENT OBJECTIVE:

THE ANCORA EQUITY FUND SEEKS TO PROVIDE INVESTORS A HIGH TOTAL RETURN, A COMBINATION OF CAPITAL APPRECIATION IN THE VALUE OF ITS SHARES AS WELL AS INCOME.

PORTFOLIO MANAGER:

Richard A. Barone

Chairman, Ancora Advisors

PORTFOLIO MANAGEMENT EXPERIENCE:

44 Years

RICHARD A. BARONE is Chairman of Ancora Advisors and oversees or manages a variety of investment strategies for the firm including the investments for the Ancora Funds.

Mr. Barone is the former Chief Executive Officer of Maxus Investment Group which he founded in 1973. Maxus became one of the oldest and largest privately held investment advisory and securities brokerage firms in the Midwest before the business was sold in January, 2001. Since 1973, Mr. Barone has managed a variety of proprietary mutual funds as well as the investment portfolios for institutional clients and high net worth individuals.

Mr. Barone was born in 1942 and is a graduate of Georgetown University with a degree in Economics. He has undertaken extensive graduate studies and independent research at Georgetown University, Northwestern University and Case Western Reserve University.

FUND STATISTICS:

_________________________

NET ASSETS:

$10.7 MILLION*

_________________________

INCEPTION DATE:

JANUARY 5, 2004

_________________________

TICKERS:

CLASS C – ANQCX

CLASS D – ANQDX

________________________

MINIMUM INITIAL INVESTMENT:

CLASS C – $20,000

CLASS D – $1,000,000

* As of December 31, 2010

ANCORA EQUITY FUND

INVESTMENT STRATEGY

■ Invests in publicly traded equity securities or securities convertible into equity securities of companies that are leaders in their industry or have products or services which have dominance in the marketplace.

■ Tends to be overweight undervalued securities and sectors, which captures value opportunities that the index does not

■ Adheres to a disciplined portfolio re-balancing to realize capital gains, avoid over-concentration and control downside risk and volatility

■ Sell discipline helps to manage risk

FUND POSITIONING

■ Large capitalization stocks should benefit over the next several years from recent tax legislation.

■ Large cap stocks and other market leaders are now trading at low levels relative to historic valuations. The weaker dollar helps the profitability of these companies, as many of them tend to have large overseas operations.

Six Months Ended 12/31/10

Best Performing Securities:

■ Ameriprise Financial, Inc.

■ Apache Corp.

■ Mosaic Co.

■ SunAmerica Focused

■ General Electric Co.

Worst Performing Securities:

■ 3M, Co.

■ NRG Energy Inc. New

■ Medtronic, Inc.

■ L-3 Communications Holdings, Inc.

■ Cisco Systems, Inc.

TOP HOLDINGS: DECEMBER 31, 2010 (d)
NAME	% OF NET ASSETS
First American Gov’t Obligations Fund	7.6%
Apache Corp.	5.5%
International Business Machines, Corp.	5.4%
Ameriprise Financial, Inc.	5.3%
ITT, Corp.	4.8%
EMC, Corp.	4.2%
General Electric Co.	4.2%
Boulder Total Return Fund, Inc.	4.0%
Bristol Myers Squibb, Co.	3.6%
Gabelli Dividend & Income Fund	3.5%

SECTOR DIVERSIFICATION: DECEMBER 31, 2010 (d)
NAME	% OF NET ASSETS
Basic Materials	2.86%
Energy	9.08%
Financial	14.78%
Healthcare	17.86%
Industrial Goods	2.82%
Machinery & Equipment	9.15%
Technology	21.93%
Utilities	1.73%
Convertible Preferred Securities	1.50%
Investment Companies	12.73%
Money Market Securities	7.72%
Other	-2.15%

TOTAL RETURNS: DECEMBER 31, 2010 (d)
	ONE YEAR	THREE YEARS	FIVE YEARS	INCEP YTD(a)
ANCORA EQUITY FUND - C(b)	11.53%	-2.40%	2.61%	3.82%
ANCORA EQUITY FUND - D(b)	12.04%	-1.93%	3.11%	4.37%
S&P 500 INDEX(c)	15.06%	-2.86%	2.29%	3.89%

a)

Inception data reflects the annualized return since 1/05/04.

b)

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.

c)

The S&P 500 Index, an unmanaged index, consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is market-value weighted (stock price times number of shares outstanding), with each stock’s weighting in the Index proportionate to its market value and not available for purchase. If you were to purchase the securities that make up this index, your returns would be lower once fees and/or commissions are deducted

d)

Data is unaudited.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-866-626-2672.

ANCORA EQUITY FUND

The chart above assumes an initial investment of $1,000,000 made on January 5, 2004 (commencement of Fund operations) and held through December 31, 2010. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown assume the reinvestment of all distributions and do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Past performance is no guarantee of future results. Performance is unaudited.

ANCORA EQUITY FUND

SCHEDULE OF INVESTMENTS

SHARES		VALUE	% ASSETS
	Common Stocks
	Basic Materials
4,000	Mosaic Co.	$ 305,440
		305,440	2.86%
	Energy
5,000	Apache Corp.	596,150
15,000	Spectra Energy Corp.	374,850
		971,000	9.08%
	Financial
10,000	Ameriprise Financial, Inc.	575,500
3,000	American Express, Co.	128,760
10,000	Bank of New York Mellon	302,000
5,000	JP Morgan Chase & Co	212,100
10,000	Legg Mason, Inc.	362,700
		1,581,060	14.78%
	Healthcare
7,000	Abbott Laboratories	335,370
5,000	Baxter International, Inc.	253,100
15,000	Bristol Myers Squibb Co.	397,200
10,000	Forest Laboratories, Inc. (a)	319,800
5,000	Medtronic, Inc.	185,450
15,000	Pfizer, Inc.	262,650
3,000	Teva Pharmaceutical Industries Ltd ADR	156,390
		1,909,960	17.86%
	Industrial Goods
3,000	Illinois Tool Works, Inc.	160,200
2,000	L-3 Communications Holdings, Inc.	140,980
		301,180	2.82%
	Machinery & Equipment
25,000	General Electric Co.	457,250
10,000	ITT Corporation	521,100
		978,350	9.15%
	Technology
3,000	3M, Co.	258,900
17,000	Cisco Systems, Inc. (a)	343,910
20,000	EMC, Corp. (a)	458,000
12,000	Intel, Corp.	252,360
4,000	International Business Machines, Corp.	587,040
10,000	Microsoft, Corp.	279,100
3,000	Thermo Fisher Scientific, Inc. (a)	166,080
		2,345,390	21.93%
	Utilities
5,000	First Energy, Corp.	185,100
		185,100	1.73%

	TOTAL COMMON STOCK (Cost $6,982,169)	8,577,480	80.20%

* See accompanying notes which are an integral part of the financial statements

ANCORA EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

SHARES		VALUE	% ASSETS
	Convertible Preferred Securities
1,500	KeyCorp Convertible Pref Series A	160,650
	TOTAL CONVERTIBLE PREFERRED SECURITIES (Cost $121,545)	160,650	1.50%

	Investment Companies
28,000	Boulder Total Return Fund, Inc.	434,560
30,000	Eaton Vance Tax Managed Diversified Equity Income Fund	339,300
25,000	Gabelli Dividend & Income Fund	384,000
15,500	Nuveen Core Equity Alpha Fund	203,360
	TOTAL INVESTMENT COMPANIES (Cost $936,461)	1,361,220	12.73%

825,744	First American Government Obligations Fund-
	Class Y, 0.00%, ($825,744) (a) (b)	825,744	7.72%

	TOTAL INVESTMENTS (Cost $8,865,919)	10,925,094	102.15%

	Liabilities in Excess of Other Assets	(229,557)	(2.15%)

	TOTAL NET ASSETS	$ 10,695,537	100.00%

* See accompanying notes which are an integral part of the financial statements

a)

Non-income producing

b)

Variable rate security; the coupon rate shown represents the rate at December 31, 2010.

ANCORA

MICROCAP FUND

ANCORA MICROCAP FUND

INVESTMENT OBJECTIVE:

THE ANCORA MICROCAP FUND SEEKS TO OBTAIN CAPITAL APPRECIATION.

PORTFOLIO MANAGER:

Denis Amato

Chief Equity Officer, Ancora Advisors

PORTFOLIO MANAGEMENT EXPERIENCE:

41 Years

Denis J. Amato began his investment career in 1969 as a portfolio manager in the Trust Department of a major banking institution based in Cleveland, Ohio. There, Mr. Amato managed both pension and profit sharing portfolios. Subsequently he served as the Bank’s Research Director and Chief Investment Officer.

Mr. Amato joined Gelfand Partners Asset Management in 1991 as the firm’s Chief Investment Officer. Mr. Amato remained the company’s lead equity portfolio strategist through the firm’s merger with Maxus in 1997. At Maxus, Mr. Amato managed individual high net worth client portfolios as well as the Maxus Ohio Heartland Fund, which focused primarily on the buying and selling of securities in Ohio based companies.

After the sale of the business in January 2001, Mr. Amato served as the Chief Investment Officer for the Bank’s Northeast Ohio region. In addition, Mr. Amato continued to manage both individual and institutional portfolios as well as two Mutual Funds.

Mr. Amato has a BBA Magna Cum Laude and MBA from Case Western University. Mr. Amato is a Chartered Financial Analyst and is a former President of the Cleveland Society of Security Analysts.

FUND STATISTICS:

_________________________

NET ASSETS:

$6 MILLION*

_________________________

INCEPTION DATE:

SEPTEMBER 2, 2008

_________________________

TICKERS:

CLASS C – ANCCX

CLASS D – ANCDX

________________________

MINIMUM INITIAL INVESTMENT:

CLASS C – $20,000

CLASS D – $1,000,000

* As of December 31, 2010

ANCORA MICROCAP FUND

INVESTMENT STRATEGY

■ Pursues objective by investing at least 80% of its portfolio in equity securities of companies whose market capitalizations are under $500 million.

FUND POSITIONING

■ In the history of the U.S. stock market, two classes of stock have tended to out-perform the market as a whole; small caps and stocks with a low price to book ratio (commonly called value stocks). The Ancora MicroCap Fund intends to take advantage of this phenomenon by investing in smaller, overlooked companies that trade at a discount to their intrinsic value.

■ Micro-cap stocks are currently experiencing a time of depressed price/book valuations relative to historical levels. Recent history has shown (specifically from September 2002 through September 2003) that periods in which micro-cap stocks trade at below-average price/book levels are followed by periods in which micro-cap stocks outperform the broader market.

Six Months Ended 12/31/10

Best Performing Securities:

■ AXT, Inc.

■ Amtech Systems, Inc.

■ Axcelis Technologies, Inc.

■ Silicon Image, Inc.

■ Material Sciences Corp.

Worst Performing Securities:

■ Lakeland Industries, Inc.

■ Cryolife, Inc.

■ 4 Kids Entertainment, Inc.

■ Deswell Industries, Inc.

■ Boots & Coots Inc.

TOP HOLDINGS: DECEMBER 31, 2010 (d)
NAME	% OF NET ASSETS
First American Gov’t Obligations Fund	14.5%
Axcelis Technologies, Inc.	3.2%
Material Sciences Corp.	2.7%
Albany Molecular Research, Inc.	2.3%
Silicon Image, Inc.	2.1%
Syneron Medical Ltd.	2.0%
Medical Action Industries, Inc.	1.9%
Silicon Graphics International Corp.	1.9%
Theragenics Corp.	1.8%
Goodrich Petroleum, Corp	1.8%

SECTOR DIVERSIFICATION: DECEMBER 31, 2010 (d)
NAME	% OF NET ASSETS
Basic Materials	5.78%
Consumer Products & Services	12.57%
Corporate Services	1.82%
Energy	0.96%
Entertainment & Media	0.21%
Financial	3.95%
Finance	4.30%
Healthcare	16.22%
Machinery & Equipment	8.76%
Materials	0.13%
Technology	29.03%
Transportation	2.43%
Money Market Securities	14.64%
Other	-0.79%

TOTAL RETURNS: DECEMBER 31, 2010 (d)
NAME	ONE YEAR	TWO YEAR	INCEP YTD(a)
ANCORA MICROCAP FUND - C(b)	35.19%	47.41%	12.54%
ANCORA MICROCAP FUND -D(b)	35.90%	48.12%	13.09%
RUSSELL MICROCAP INDEX(c)	28.89%	28.18%	3.75%

a)

Inception data reflects the annualized return since 09/02/08.

b)

Return figures reflect any change in price per share and assume the reinvestment of all distributions.

c)

The Russell Microcap Index measures the performance of the Microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the small-cap Russell 2000 Index based on a combination of their market cap and current index membership. If you were to purchase the securities that make up this index, your return would be lower once fees and/or commissions are deducted.

d)

Data is unaudited.

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-866-626-2672.

ANCORA MICROCAP FUND

The chart above assumes an initial investment of $1,000,000 made on September 2, 2008 (commencement of Fund operations) and held through December 31, 2010. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown assume the reinvestment of all distributions and do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Past performance is no guarantee of future results. Performance is unaudited.

ANCORA MICROCAP FUND

SCHEDULE OF INVESTMENTS

SHARES		VALUE	% ASSETS
	Common Stocks
	Basic Materials
5,000	Bronco Drilling Company, Inc. (a)	$ 40,000
6,000	Goodrich Petroleum, Corp (a)	105,840
6,500	Insteel Industries, Inc.	81,185
14,000	Landec, Corp. (a)	83,720
3,000	Zoltek Companies, Inc. (a)	34,710
		345,455	5.78%
	Consumer Products & Services
9,664	A.T. Cross Co. Class A (a)	93,258
8,000	Benihana, Inc. Class A (a)	65,440
10,000	Callaway Golf Co.	80,700
30,000	Cobra Electronics, Corp. (a)	96,000
3,000	Courier, Corp.	46,560
35,621	Emerson Radio Corp.	70,529
15,000	Kimball International, Inc. Class B	103,500
11,800	Luby’s, Inc. (a)	73,986
25,571	Natuzzi, S.P.A. ADR (a)	83,617
8,000	Stanley Furniture Co., Inc. (a)	24,880
4,728	Tandy Brands Accessories, Inc. (a)	13,428
		751,898	12.57%
	Corporate Services
10,000	RCM Technologies (a)	46,300
8,000	Hawaiian Holdings, Inc. (a)	62,720
		109,020	1.82%
	Energy
8,000	Vaalco Energy, Inc. (a)	57,280
		57,280	0.96%
	Entertainment & Media
30,000	4 Kids Entertainment, Inc. (a)	12,300
		12,300	0.21%

	Financial
18,000	FBR Capital Markets, Corp. (a)	68,760
10,000	Iteris, Inc. (a)	18,195
5,174	Presidential Life, Corp.	51,378
4,000	Savannah Bancorp, Inc.	28,000
4,000	State Auto Financial, Corp.	69,680
		236,013	3.95%

	Finance
10,000	Boston Private Financial Holdings, Inc.	65,500
10,000	LNB Bancorp, Inc.	49,700
5,000	MVC Capital, Inc.	73,000
20,000	The Phoenix Companies, Inc. (a)	50,800
10,000	PVF Capital, Corp (a) (e)	18,201
		257,201	4.30%

17,477	Osteotech, Inc. (a)	55,402
7,500	Pennwest Pharmacueticals Co. (a)	24,750
5,000	QLT, Inc. (a)	28,750
11,644	Syneron Medical Ltd (a)	119,700
56,773	Theragenics Corp. (a)	65,289
		533,797	14.98%

* See accompanying notes which are an integral part of the financial statements

ANCORA MICROCAP FUND

SCHEDULE OF INVESTMENTS (continued)

SHARES		VALUE	% ASSETS

	Healthcare
25,000	Albany Molecular Research, Inc. (a)	140,500
10,047	Cryolife, Inc. (a)	54,455
25,000	Digirad Corp. (a)	52,500
1,500	Invacare Corp.	45,240
10,660	Lakeland Industries, Inc. (a)	93,691
18,395	Lannett Co., Inc. (a)	102,828
12,202	Medical Action Industries, Inc. (a)	116,895
20,000	RTI Biologics, Inc. (a)	53,400
3,500	QLT, Inc. (a)	25,655
5,000	SurModics, Inc. (a)	59,350
11,644	Syneron Medial Ltd. (a)	118,652
70,165	Theragenics Corp. (a)	106,651
		969,817	16.22%
	Machinery & Equipment
22,500	Deswell Industries, Inc.	74,025
2,500	FreightCar America, Inc.	72,350
3,202	Lawson Products, Inc.	79,698
12,500	Lydall, Inc. (a)	100,625
25,000	Material Sciences Corp. (a)	160,000
7,500	Perceptron, Inc. (a)	37,050
		523,748	8.76%
	Materials
20,000	Mace Security international (a) (c) (d)	7,800
		7,800	0.13%
	Technology
7,802	Accelrys, Inc. (a)	64,756
35,000	Adaptec, Inc. (a)	102,550
4,000	Amtech Systems, Inc. (a)	100,600
40,000	AuthenTec, Inc (a)	100,000
600	Aware, Inc. (a)	1,704
55,000	Axcelis Technologies, Inc. (a)	190,300
7,500	AXT, Inc. (a)	78,300
20,000	BigBand Networks, Inc (a)	56,000
30,000	Bluephoenix Solutions Ltd. (a)	63,000
10,000	BTU International, Inc. (a)	88,878
13,048	Frequency Electronics, Inc. (a)	87,552
15,000	iGO, Inc. (a)	57,600
8,290	Imation Corp. (a)	85,470
12,500	Kopin Corp. (a)	52,000
33,812	Leadis Technology, Inc. (a)	6,972
3,200	Neutral Tandem, Inc. (a)	46,208
2,500	OSI Systems, Inc. (a)	90,900
12,500	Sillicon Graphics International Corp. (a)	112,875
17,500	Sillicon Image, Inc. (a)	128,625
40,000	Trident Microsystems, Inc. (a)	71,200
10,022	Trio-Tech International (a)	41,792
15,550	Vicon Industries, Inc. (a)	69,820
14,300	WPCS International, Inc. (a)	39,039
		1,736,141	29.03%

* See accompanying notes which are an integral part of the financial statements

ANCORA MICROCAP FUND

SCHEDULE OF INVESTMENTS (continued)

SHARES		VALUE	% ASSETS

	Transportation
20,325	Frozen Food Express Industries (a)	89,633
15,000	Euroseas Ltd.	55,378
		145,011	2.43%

	TOTAL Common Stock (Cost $3,723,566)	5,151,684	86.15%

	Money Market Securities
875,241	First American Government Obligations Fund -
	Class Y, 0.00%, (Cost $875,241) (a)(b)	875,241
		875,241	14.64%

	TOTAL INVESTMENTS (Cost $4,598,807)	6,026,925	100.79%

	Liabilities in Excess of Other Assets	(47,191)	(0.79)%

	TOTAL NET ASSETS	$ 5,979,734	100.00%

* See accompanying notes which are an integral part of the financial statements

(a) Non-Income producing.
(b) Variable rate security; the coupon rate shown represents the rate on December 31, 2010.
(c) Fund, Advisor, and other related entities own more than 5% of security.
(d) The Ancora Funds Chairman serves on the Board of Directors for this company.
(e) The CEO of Ancora Advisors serves on the Board of Directors for this company.

      ADR – American Depository Receipt

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANCORA

SPECIAL OPPORTUNITY FUND

ANCORA SPECIAL OPPORTUNITY FUND

INVESTMENT OBJECTIVE:

THE ANCORA SPECIAL OPPORTUNITY FUND SEEKS TO PROVIDE INVESTORS A HIGH TOTAL RETURN, BY INVESTING IN COMPANIES WITH THE POTENTIAL FOR SUPERIOR RETURNS.

PORTFOLIO MANAGER:

Richard A. Barone

Chairman, Ancora Advisors

PORTFOLIO MANAGEMENT EXPERIENCE:

44 Years

RICHARD A. BARONE is Chairman of Ancora Advisors and oversees or manages a variety of investment strategies for the firm including the investments for the Ancora Funds.

Mr. Barone is the former Chief Executive Officer of Maxus Investment Group which he founded in 1973. Maxus became one of the oldest and largest privately held investment advisory and securities brokerage firms in the Midwest before the business was sold in January, 2001. Since 1973, Mr. Barone has managed a variety of proprietary mutual funds as well as the investment portfolios for institutional clients and high net worth individuals.

Mr. Barone was born in 1942 and is a graduate of Georgetown University with a degree in Economics. He has undertaken extensive graduate studies and independent research at Georgetown University, Northwestern University and Case Western Reserve University.

FUND STATISTICS:

_________________________

NET ASSETS

$9.3 MILLION*

_________________________

INCEPTION DATE:

JANUARY 5, 2004

_________________________

TICKERS:

CLASS C – ANSCX

CLASS D – ANSDX

________________________

MINIMUM INITIAL INVESTMENT:

CLASS C – $20,000

CLASS D – $1,000,000

* As of December 31, 2010

ANCORA SPECIAL OPPORTUNITY FUND

INVESTMENT STRATEGY

■  Invests in well diversified, small to mid-cap, U.S. based companies that offer the best combination of value and potential for price appreciation.

■ Seeks to outperform the Wilshire 5000 with less volatility.

■ Tends to be overweight undervalued securities and sectors, which captures value opportunities that the index does not

■ Adheres to a disciplined portfolio re-balancing to realize capital gains, avoid over-concentration and to control downside risk and volatility

■ Sell discipline helps to manage risk

FUND POSITIONING

■ Opportunities such as micro-cap stocks, liquidations and takeover targets may trade with a “life of their own” and allow investors to benefit even in times of sideways market action which are not necessarily correlated with equity markets.

■ Seeks investments which are selling for less than their underlying asset value or private market value, which should produce strong performance results over the long term.

Six Months Ended 12/31/10

Best Performing Securities

■ Safeguard Scientifics, Inc.

■ Active Power, Inc.

■ Uranium Energy Corp.

■ Continental Materials Corp.

■ Rae Systems Inc.

Worst Performing Securities

■ PVF Capital Corp.

■ Digital Angel Corp.

■ REMEC

■ 4 Kids Entertainment Inc.

■ Mace Security International

TOP HOLDINGS: DECEMBER 31, 2010 (d)
NAME	% OF NET ASSETS
First American Gov’t Obligations Fund	17.5%
Safeguard Scientific, Inc.	5.7%
Citigroup, Inc.	5.3%
Eaton Vance Tax Managed Diversified Equity Income Fund	5.0%
Special Opportunities Fund	4.9%
Adaptec, Inc.	4.4%
Gannett, Inc.	4.2%
PVF Capital Corp.	4.0%
The Gabelli Global Deal Fund	4.0%
Pfizer, Inc.	3.9%

-

SECTOR DIVERSIFICATION: DECEMBER 31, 2010 (d)
NAME	% OF NET ASSETS
Consumer Goods	2.49%
Entertainment & Media	4.66%
Financial	16.88%
Healthcare	12.66%
Homeland Security	2.28%
Industrial Goods	4.44%
Materials	1.90%
Technology	7.88%
Investment Companies	20.71%
REIT Preferred Shares	6.40%
Money Market Securities	17.02%
Other	2.69%

TOTAL RETURNS: DECEMBER 31, 2010 (d)
	ONE YEAR	THREE YEAR	FIVE YEARS	INCEP TD (a)
ANCORA SPECIAL OPP - C(b)	13.00%	4.73%	2.38%	4.27%
ANCORA SPECIAL OPP - D(b)	13.76%	5.29%	2.91%	4.78%
WILSHIRE 5000 INDEX(c)	17.17%	-1.92%	2.73%	4.44%

a)

Inception data reflects the annualized return since 01/05/04.

b)

Return figures reflect any change in price per share and assume the reinvestment of all distributions.

c)

The Wilshire 5000 Index measures the performance of all U.S. equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index. It is market-value weighted (stock price times number of shares outstanding), with each stock’s weighting in the Index proportionate to its market value and not available for purchase. If you were to purchase the securities that make up this index, your returns would be lower once fees and/or commissions are deducted.

d)

Data is unaudited.

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-866-626-2672.

ANCORA SPECIAL OPPORTUNITY FUND

The chart above assumes an initial investment of $1,000,000 made on January 5, 2004 (commencement of Fund operations) and held through December 31, 2010. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown assume the reinvestment of all distributions and do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Past performance is no guarantee of future results. Performance is unaudited.

ANCORA SPECIAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

SHARES		VALUE	% ASSETS
	Common Stocks
	Consumer Goods
10,000	Dean Foods Co. (a)	$ 88,400
12,000	Goodyear Tire & Rubber Co. (a)	142,200
		230,600	2.49%
	Entertainment & Media
131,500	4 Kids Entertainment, Inc. (a)	53,915
25,000	Gannett, Inc.	377,250
		431,165	4.66%
	Financial
50,000	Alliance Bankshares Corp (a)	194,500
87,000	AmeriServ Financial, Inc.	137,460
100,000	Citigroup, inc.	473,000
27,000	LNB Bancorp, Inc.	134,190
200,000	PVF Capital Corp. (a) (e)	364,020
97,000	Rodman & Renshaw Capital Group, Inc. (a)	259,960
		1,563,130	16.88%
	Healthcare
55,000	Albany Molecular Research, Inc. (a)	309,100
20,000	Pfizer, Inc.	350,200
30,000	Safeguard Scientific, Inc. (a)	512,400
		1,171,700	12.66%
	Homeland Security
24,000	Lakeland Industries, Inc. (a)	210,936
		210,936	2.28%
	Industrial Goods
10,000	Continental Materials Corp. (a)	223,500
16,000	National Energy Group, Inc. (a)	67,200
20,000	Uranium Energy Corp. (a)	120,800
		411,500	4.44%
	Materials
450,000	Mace Security International (a) (c) (d)	175,500
		175,500	1.90%
	Technology
100,000	Active Power, Inc. (a)	246,000
135,000	Adaptec, Inc. (a)	395,550
160,000	Digital Angel Corp. (a)	59,184
40,000	Contra SoftBrands (a)	-
343,500	REMEC (a) (c)	28,511
		729,245	7.88%

	TOTAL COMMON STOCKS (Cost $4,511,072)	4,923,776	53.18%

* See accompanying notes which are an integral part of the financial statements

ANCORA SPECIAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (continued)

SHARES		VALUE	% ASSETS
	Investment Companies
66,200	Blue Chip Value Fund, Inc.	245,602
40,000	Boulder Growth & Income Fund, Inc.	249,200
40,000	Eaton Vance Tax Managed Diversified Equity Income Fund	452,400
27,000	The Gabelli Global Deal Fund	360,990
11,500	Macquarie/First Trust Global Infrastructure/Utilities Divid & Income Fund	166,520
30,000	Special Opportunities Fund, Inc.	442,500
	Total Investment Companies (Cost $1,771,570)	1,917,212	20.71%

	REIT Preferred Shares
15,000	Commonwealth Reit – 6.500%, Series D	328,650
11,500	Prologis Trust G - 6.750%, Series G	263,810
	Total REIT Preferred Shares (Cost $260,366)	592,460	6.40%

	Money Market Securities
1,575,417	First American Government Obligations Fund
	Class Y , 0.00%, Cost ($1,575,417) (a) (b)	1,575,417
		1,575,417	17.02%

	TOTAL INVESTMENTS (Cost $8,111,305)	9,008,865	97.31%

	Other Assets in Excess of Liabilities	249,495	2.69%

	TOTAL NET ASSETS	$ 9,258,360	100.00%

* See accompanying notes which are an integral part of the financial statements

a)

Non-income producing

b)

Variable rate security; the coupon rate shown represents the rate at December 31, 2010.

c)

Fund, Advisor, and other related entities own more than 5% of security.

d)

The Ancora Funds Chairman serves on the Board of Directors for this company.

e)

The CEO of Ancora Advisors serves on the Board of Directors for this company.

GETTING STARTED

GETTING STARTED

HOW TO PURCHASE SHARES

Classes of Shares:

INVESTOR SHARES
ANCORA INCOME FUND CLASS C
ANCORA EQUITY FUND CLASS C ANCORA MICROCAP FUND CLASS C
ANCORA SPECIAL OPPORTUNITY FUND CLASS C
INSTITUTIONAL SHARES
ANCORA INCOME FUND CLASS D
ANCORA EQUITY FUND CLASS D
ANCORA MICROCAP FUND CLASS D ANCORA SPECIAL OPPORTUNITY FUND CLASS D

Class C and Class D shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class.

Investor Shares:

A minimum initial investment of $20,000 is required to open an account to purchase Class C shares of Ancora Income Fund, Ancora Equity Fund, Ancora MicroCap Fund or Ancora Special Opportunity Fund with subsequent minimum investments of $1,000. However, an I.R.A. may open an account for the purchase of Class C shares of such Funds with an initial minimum investment of $5,000 and subsequent minimum investments of $1,000. Investment minimums may be waived at the discretion of each Fund.

Institutional Shares:

Institutional shares may be purchased with a minimum initial investment of $1,000,000 for the purchase of Class D shares of any of the Funds with subsequent minimum investments of $1,000. The $1,000,000 minimum initial investment for Class D shares does not apply to purchases by the following:

(1) Financial institutions, such as banks, trust companies, thrift institutions, mutual funds or other financial institutions, acting on their own behalf or on behalf of their fiduciary accounts, i.e., accounts that are charged asset-based management fees

(2) Securities brokers or dealers acting on their own behalf or on behalf of their clients

(3) Directors or employees of the Funds or of the Advisor or its affiliated companies or by the relatives of those individuals or the trustees of benefit plans covering those individuals.

These requirements may be waived in the sole discretion of the Funds.

Initial Purchase:

The initial purchase of Class C or Class D shares may be made by check or by wire in the following manner:

By Check. The Account Application which accompanies this Prospectus should be completed, signed, and sent along with a check for the initial investment payable to Ancora Income Fund, Ancora Equity Fund, Ancora MicroCap Fund or Ancora Special Opportunity Fund, mailed to: Ancora Funds, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

By Wire. In order to expedite the investment of funds, investors may advise their bank or broker to transmit funds via Federal Reserve Wire System to: U.S. Bank, Cincinnati, Ohio, ABA# 042000013, Account # 130100789077, FBO Ancora Funds. Also provide the shareholder’s name and account number.  In order to obtain this needed account number and receive additional instructions, the investor may contact, prior to wiring funds, the Funds at 1-866-626-2672. The investor’s bank may charge a fee for the wire transfer of funds.

Through your broker. Shares of the Ancora Funds can be purchased through your brokerage firm and held in your personal account.

GETTING STARTED

HOW TO PURCHASE SHARES (continued)

Subsequent Purchases:

Investors may make additional purchases of Class C or Class D shares in the following manner:

By Check. Checks made payable to Ancora Income Fund, Ancora Equity Funds, Ancora MicroCap Fund or Ancora Special Opportunity Fund should be sent, along with the stub from a previous purchase or sale confirmation, to: Ancora Funds, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

By Wire. Funds may be wired by following the wire instructions for an initial purchase.

By Telephone. Investors may purchase shares up to an amount equal to 3 times the market value of shares held in the shareholder’s account in a Fund on the preceding day for which payment has been received, by telephoning the Funds at 1-866-626-2672 and identifying the shareholder’s account by number. Shareholders wishing to avail themselves of this privilege must complete a Telephone Purchase Authorization Form which is available from the Fund.

Please see prospectus for complete instructions.

Systematic Investment Plan:

The Systematic Investment Plan permits investors to purchase shares of any Fund at monthly intervals. Provided the investor’s bank or other financial institution allows automatic withdrawals, shares may be purchased by transferring funds from the account designated by the investor. At the investor’s option, the account designated will be debited in the specified amount, and shares will be purchased once a month, on or about the 15th day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Investors desiring to participate in the Systematic Investment Plan should call the Funds at 1-866-626-2672 to obtain the appropriate forms. The Systematic Investment Plan does not assure a profit and does not protect against loss in declining markets.

Other Information Concerning Purchase of Shares:

You may purchase shares on days when the Fund is open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Funds or the Funds’ transfer agent, except in the case of a subsequent purchase by telephone as described above, in which case the purchase price will be the next NAV after receipt of your telephone order. All orders for the Funds must be received by the Funds or the Funds’ transfer agent prior to 4:00 p.m. eastern time in order to receive that day’s NAV.

Each Fund reserves the right to reject any order, to cancel any order due to non-payment and to waive or lower the investment minimums with respect to any person or class of persons. If an order is canceled because of non-payment or because your check does not clear, you will be responsible for any loss that the Fund incurs. If you are already a shareholder, the Fund can redeem shares from your account to reimburse it for any loss. The Advisor has agreed to hold each Fund harmless from net losses to that Fund resulting from the failure of a check to clear to the extent, if any, not recovered from the investor. For purchases of $50,000 or more, each Fund may, in its discretion, require payment by wire or cashier’s or certified check.

GETTING STARTED

SHAREHOLDER SERVICES:

ASK YOUR ANCORA FINANCIAL ADVISORS ABOUT:

AUTOMATIC MONTHLY INVESTMENT PLAN

AUTOMATIC MONTHLY EXCHANGE

AUTOMATIC CASH WITHDRAWAL PLAN

AUTOMATIC REINVESTMENT OF CASH

DISTRIBUTION OF DIVIDENDS & CAPITAL GAINS

TELEPHONE EXCHANGE

IRA'S AND SEP-IRA'S

QUALIFIED RETIREMENT PLANS

GIFTS - TO MINOR ACCOUNTS

COMBINED CUMULATIVE CONFIRM STATEMENTS

SERVICES

FINANCIAL REVIEW

Cohen Fund Audit Services

Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Ste 1100
Westlake, OH 44145-1524

www.cohenfund.com

440.835.8500
440.835.1093 *fax*

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Trustees of
Ancora Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ancora Trust (the "Funds"), comprising Ancora Income Fund, Ancora Equity Fund, Ancora MicroCap Fund, and Ancora Special Opportunity Fund as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the six years in the period then ended for the Ancora Income Fund, Ancora Equity Fund, and Ancora Special Opportunity Fund and the financial highlights for each of the three periods in the period ended for Ancora MicroCap Fund. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the Funds' custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the Ancora Trust as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
February 25, 2011

an independent member of BAKER TILLY INTERNATIONAL

Registered with the Public Company Accounting Oversight Board

SQIF Service Quality Innovation and Fun

FINANCIAL REVIEW

STATEMENTS OF ASSETS & LIABILITIES – As of December 31, 2010

	Ancora Income	Ancora Equity	Ancora MicroCap	Ancora Special Opportunity
	Fund	Fund	Fund	Fund
Assets
Investments in securities:
At Cost	$ 17,656,366	$ 8,865,919	$ 4,547,360	$ 7,027,052
At Fair Value	$ 19,210,222	$ 10,925,094	$ 6,000,924	$ 8,440,834

Investments in Affiliated Issuers:
At Cost	-	-	$ 51,447	$ 1,084,253
At Fair Value	-	-	$ 26,001	$ 568,031

Cash	-	-	300	-
Dividends receivable	71,275	9,170	1,593	2,448
Receivable for investments sold	-	-	10,835	369,281
Prepaid expenses	384	268	253	117
Total assets	19,281,881	10,934,532	6,039,906	9,380,711

Liabilities
Payable for investments purchased	-	208,000	38,107	92,224
Payable to advisor	16,148	8,882	4,818	7,665
12b-1 fees payable	6,712	6,197	3,505	5,163
Administration fees payable	1,629	888	482	766
Accrued expenses	16,809	15,028	13,260	16,533
Total liabilities	41,298	238,995	60,172	122,351

Net Assets:	$ 19,240,583	$ 10,695,537	$ 5,979,734	$ 9,258,360
(unlimited number of shares authorized)

Net Assets consist of:
Paid in capital	$ 20,396,198	$ 11,018,787	$ 4,297,024	$ 9,771,650
Accumulated undistributed net investment income (loss)	-	-	-	-
Accumulated net realized gain/(loss) on:
Investment securities	(2,709,471)	(2,382,426)	254,593	(1,410,850)
Net unrealized appreciation on:
Investment securities	1,553,856	2,059,176	1,428,117	897,560

Net Assets	$ 19,240,583	$ 10,695,537	$ 5,979,734	$ 9,258,360

* See accompanying notes which are an integral part of the financial statements.

FINANCIAL REVIEW

STATEMENTS OF ASSETS & LIABILITIES - As of December 31, 2010 (continued)

	Ancora Income	Ancora Equity	Ancora MicroCap	Ancora Special Opportunity
	Fund	Fund	Fund	Fund

Shares Outstanding	2,152,435	1,045,560	467,062	1,812,954

Class C:

Net assets applicable to Class C shares	$ 12,484,920	$ 7,819,529	$ 1,115,146	$ 5,614,632

Shares outstanding (unlimited numbers of shares authorized)	1,397,713	769,588	87,928	1,113,842

Net asset value, offering price, and
redemption price per share	$ 8.93	$ 10.16	$ 12.68	$ 5.04

Class D:

Net assets applicable to Class D shares	$ 6,755,663	$ 2,876,008	$ 4,864,588	$ 3,643,728

Shares outstanding (unlimited numbers of	754,722	275,972	379,134	699,112
shares authorized)

Net asset value and offering price per share, and redemption price per share	$ 8.95	$ 10.42	$ 12.83	$ 5.21

* See accompanying notes which are an integral part of the financial statements.

FINANCIAL REVIEW

STATEMENTS OF OPERATIONS – For the year ended December 31, 2010

	Ancora Income	Ancora Equity	Ancora MicroCap	Ancora Special Opportunity
	Fund	Fund	Fund	Fund

Investment Income
Dividend income	$ 1,202,701	$ 162,764	$ 26,067	$ 100,512
Dividend income from Affiliates	-	-	-	-
Interest income	-	-	-	-
Total Income	1,202,701	162,764	26,067	100,512

Expenses
Investment advisor fee	190,958	97,394	41,452	84,404
12b-1 fees
Class C	60,458	52,142	7,266	38,308
Class D	17,510	6,968	7,941	8,332
Fund accounting expenses	27,466	25,864	17,203	24,682
Transfer agent expenses	9,300	8,744	4,662	7,634
Legal expenses	11,241	10,940	11,170	10,464
Administration expenses	19,096	9,739	4,145	8,440
Insurance expenses	850	582	625	605
Custodian expenses	5,008	2,880	3,016	6,375
Auditing expenses	11,497	11,611	10,357	11,696
Printing expenses	1,140	1,205	1,323	1,249
Trustees expenses	1,496	976	712	994
Miscellaneous expenses	1,746	1,848	2,733	1,911
Registration expenses	1,982	1,357	599	1,507
Total Expenses	359,748	232,250	113,204	206,601
Waived Fees	(142)	-	-	-
Net Operating Expenses	359,606	232,250	113,204	206,601

Net Investment Income (Loss)	843,095	(69,486)	(87,137)	(106,089)

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment Securities	466,533	118,000	472,439	1,324,974
Net realized gain (loss) on affiliated investment Securities	-	-	-	3,487
Capital gain distributions from investment Companies	115,108	-	-	16,290
Capital gain distributions from affiliated investment Securities	-	-	-	51,700
Change in unrealized appreciation
(depreciation) on investment securities	542,955	1,080,393	997,305	(212,028)
Net realized and unrealized gain (loss) on investment securities	1,124,596	1,198,393	1,469,744	1,184,423
Net increase (decrease) in net assets resulting from operations	$ 1,967,691	$ 1,128,907	$ 1,382,607	$ 1,078,334

* See accompanying notes which are an integral part of the financial statements.

FINANCIAL REVIEW

STATEMENTS OF CHANGES IN NET ASSETS

	Ancora Income Fund Year Ended	Ancora Income Fund Year Ended
	12/31/10	12/31/09

Increase (Decrease) in Net Assets Resulting From Operations
Net investment income (loss)	$ 843,095	$ 931,902
Net realized gain (loss) on investment securities	466,533	(1,294,124)
Net realized gain (loss) on affiliated investment securities	-	-
Capital gain distributions from investment companies	115,108	2,151
Change in net unrealized appreciation (depreciation)	542,955	3,989,257
Net increase (decrease) in net assets resulting from operations	1,967,691	3,629,186

Distributions
From net investment income, Class C	(524,919)	(568,800)
From net investment income, Class D	(318,176)	(363,102)
From short-term capital gains, Class C	-	-
From short-term capital gains, Class D	-	-
From long-term capital gains, Class C	-	-
From long-term capital gains, Class D	-	-
From return of capital, Class C	(295,316)	(196,667)
From return of capital, Class D	(177,399)	(128,723)
Total distributions	(1,315,810)	(1,257,292)

Capital Share Transactions - Class C
Proceeds from sale of shares	1,212,836	973,039
Shares issued in reinvestment of dividends	248,263	232,035
Shares redeemed	(663,371)	(1,534,519)
	797,728	(329,455)
Capital Share Transactions - Class D
Proceeds from sale of shares	285,945	1,407,333
Shares issued in reinvestment of dividends	345,848	361,276
Shares redeemed	(970,271)	(1,929,132)
	(338,478)	(160,523)
Net increase (decrease) in net assets resulting from capital share
transactions	459,250	(489,968)

Total increase (decrease) in net assets	1,111,131	1,881,926

Net Assets
Beginning of period	$ 18,129,452	$ 16,247,526
End of period	$ 19,240,583	$ 18,129,452
Accumulated undistributed net investment income	$ -	$ -

Capital Share Transactions - C Shares
Shares sold	136,713	119,796
Shares issued in reinvestment of distributions	28,085	30,278
Shares repurchased	(74,677)	(224,396)
Net increase (decrease) from capital share transactions	90,121	(74,322)

Capital Share Transactions - D Shares
Shares sold	32,106	186,173
Shares issued in reinvestment of distributions	39,041	46,933
Shares repurchased	(108,440)	(271,127)
Net increase (decrease) from capital share transactions	(37,293)	(38,021)

*See accompanying notes which are an integral part of the financial statements.

FINANCIAL REVIEW

STATEMENTS OF CHANGES IN NET ASSETS - (continued)

	Ancora Equity Fund Year Ended 12/31/10	Ancora Equity Fund Year Ended 12/31/09
Increase (Decrease) in Net Assets Resulting From Operations
Net investment income (loss)	$ (69,486)	$ (11,223)
Net realized gain (loss) on investment securities	118,000	(2,180,180)
Net realized gain (loss) on affiliated investment securities	-	-
Capital gain distributions from investment companies	-	-
Change in net unrealized appreciation (depreciation)	1,080,393	4,229,884
Net increase (decrease) in net assets resulting from operations	1,128,907	2,038,481

Distributions	-
From net investment income, Class C	-	(7,798)
From net investment income, Class D	-	(3,331)
From short-term capital gains, Class C	-	-
From short-term capital gains, Class D	-	-
From long-term capital gains, Class C	-	-
From long-term capital gains, Class D	-	-
From return of capital, Class C	-	-
From return of capital, Class D	-	-
Total distributions	-	(11,129)

Capital Share Transactions - Class C
Proceeds from sale of shares	611,419	200,080
Shares issued in reinvestment of dividends	-	4,324
Shares redeemed	(448,614)	(1,148,356)
	162,805	(943,952)
Capital Share Transactions - Class D
Proceeds from sale of shares	43,384	116,590
Shares issued in reinvestment of dividends	-	1,730
Shares redeemed	(321,288)	(778,935)
	(277,904)	(660,615)
Net increase (decrease) in net assets resulting from capital share transactions	(115,099)	(1,604,567)

Total increase (decrease) in net assets	1,013,808	422,785

Net Assets
Beginning of period	$ 9,681,729	$ 9,258,944
End of period	$ 10,695,537	$ 9,681,729
Accumulated undistributed net investment income	$ -	$ -

Capital Share Transactions - C Shares
Shares sold	68,416	23,026
Shares issued in reinvestment of distributions	-	472
Shares repurchased	(49,146)	(158,202)
Net increase (decrease) from capital share transactions	19,270	(134,704)

Capital Share Transactions - D Shares
Shares sold	4,572	13,673
Shares issued in reinvestment of distributions	-	185
Shares repurchased	(34,373)	(112,870)
Net increase (decrease) from capital share transactions	(29,801)	(99,012)

*See accompanying notes which are an integral part of the financial statements.

FINANCIAL REVIEW

STATEMENTS OF CHANGES IN NET ASSETS - (continued)

	Ancora MicroCap Fund Year Ended 12/31/10	Ancora MicroCap Fund Year Ended 12/31/10
Increase (Decrease) in Net Assets Resulting From Operations
Net investment income (loss)	$ (87,137)	$ (75,723)
Net realized gain (loss) on investment securities	472,439	304,500
Net realized gain (loss) on affiliated investment securities	-	-
Capital gain distributions from investment companies	-	-
Change in net unrealized appreciation (depreciation)	997,305	1,127,159
Net increase (decrease) in net assets resulting from operations	1,382,607	1,355,936

Distributions
From net investment income, Class C	-	-
From net investment income, Class D	-	-
From short-term capital gains, Class C	(8,002)	-
From short-term capital gains, Class D	(34,475)	-
From long-term capital gains, Class C	(33,410)	-
From long-term capital gains, Class D	(143,938)	-
From return of capital, Class C	-	-
From return of capital, Class D	-	-
Total distributions	(219,825)	-

Capital Share Transactions - Class C
Proceeds from sale of shares	124,475	197,536
Shares issued in reinvestment of dividends	37,769	-
Shares redeemed	(309,400)	(151,913)
	(147,156)	45,623
Capital Share Transactions - Class D
Proceeds from sale of shares	1,377,124	559,093
Shares issued in reinvestment of dividends	168,664	-
Shares redeemed	(346,030)	(174,083)
	1,199,758	385,010
Net increase (decrease) in net assets resulting from capital share transactions	1,052,602	430,633

Total increase (decreases) in net assets	2,215,384	1,786,569

Net Assets
Beginning of period	$ 3,764,350	$ 1,977,781
End of period	$ 5,979,734	$ 3,764,350
Accumulated undistributed net investment income	$ -	$ -

Capital Share Transactions - C Shares
Shares sold	11,094	25,752
Shares issued in reinvestment of distributions	2,981	-
Shares repurchased	(29,085)	(24,758)
Net increase (decrease) from capital share transactions	(15,010)	994

Capital Share Transactions - D Shares
Shares sold	115,889	78,631
Shares issued in reinvestment of distributions	13,156	-
Shares repurchased	(31,716)	(20,667)
Net increase (decrease) from capital share transactions	97,329	57,964

*See accompanying notes which are an integral part of the financial statements.

FINANCIAL REVIEW

STATEMENTS OF CHANGES IN NET ASSETS - (continued)

	Ancora Special Opportunity Fund Year Ended 12/31/10	Ancora Special Opportunity Fund Year Ended 12/31/09
Increase (Decrease) in Net Assets Resulting From Operations
Net investment income (loss)	$ (106,089)	$ (47,300)
Net realized gain (loss) on investment securities	1,324,974	200,540
Net realized gain (loss) on affiliated investment securities	3,487	(349,933)
Capital gain distributions from investment companies	16,290	1,833
Capital gain distributions from affiliated investment securities	51,700	-
Change in net unrealized appreciation (depreciation)	(212,028)	3,889,549
Net increase (decrease) in net assets resulting from operations	1,078,334	3,694,689

Distributions
From net investment income, Class C	-	(1,998)
From net investment income, Class D	-	(1,233)
From short-term capital gains, Class C	-	-
From short-term capital gains, Class D	-	-
From long-term capital gains, Class C	-	-
From long-term capital gains, Class D	-	-
From return of capital, Class C	-	-
From return of capital, Class D	-	-
Total distributions	-	(3,231)

Capital Share Transactions - Class C
Proceeds from sale of shares	271,146	996,351
Shares issued in reinvestment of dividends	-	538
Shares redeemed	(543,891)	(702,846)
	(272,145)	294,043
Capital Share Transactions - Class D
Proceeds from sale of shares	253,221	414,010
Shares issued in reinvestment of dividends	-	319
Shares redeemed	(180,457)	(758,816)
	72,764	(344,487)

Net increase (decrease) in net assets resulting from capital share transactions	(199,981)	(50,444)

Total increase (decrease) in net assets	878,353	3,641,014

Net Assets
Beginning of period	$ 8,380,007	$ 4,738,993
End of period	$ 9,258,360	$ 8,380,007
Accumulated undistributed net investment income	$ -	$ -
Capital Share Transactions - C Shares
Shares sold	57,146	258,296
Shares issued in reinvestment of distributions	-	122
Shares repurchased	(119,052)	(233,852)
Net increase (decrease) from capital share transactions	(61,906)	24,566

Capital Share Transactions - D Shares
Shares sold	52,523	121,223
Shares issued in reinvestment of distributions	-	70
Shares repurchased	(38,361)	(258,084)
Net increase (decrease) from capital share transactions	14,162	(136,791)

*See accompanying notes which are an integral part of the financial statements.

FINANCIAL REVIEW

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout the period

Ancora Income Fund
CLASS C SHARES	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05

Selected Per Share Data
Net asset value, beginning of period	$ 8.62	$ 7.33	$ 8.77	$ 9.72	$ 9.48	$ 9.97

Income from investment operations
Net investment income (loss) (a)	0.38	0.44	0.50	0.53	0.51	0.53
Net realized and unrealized gain (loss)	0.53	1.45	(1.39)	(0.93)	0.28	(0.47)
Total from investment operations	0.91	1.89	(0.89)	(0.40)	0.79	0.06

Less Distributions to shareholders:
From net investment income	(0.38)	(0.45)	(0.50)	(0.53)	(0.51)	(0.52)
From net realized gain	-	-	-	-	-	-
From return of capital	(0.22)	(0.15)	(0.05)	(0.02)	(0.04)	(0.03)
Total distributions	(0.60)	(0.60)	(0.55)	(0.55)	(0.55)	(0.55)

Net asset value, end of period	$ 8.93	$ 8.62	$ 7.33	$ 8.77	$ 9.72	$ 9.48

Total Return (b)	10.86%	27.11%	(10.52)%	(4.34)%	8.60%	0.60%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 12,485	$ 11,278	$ 10,135	$ 11,124	$ 11,399	$ 11,043
Ratio of expenses to average net assets (c)	1.97%	1.99%	2.00%	2.00%	2.00%	2.00%
Ratio of expenses to average net assets
before waiver & reimbursement (c)	1.98%	2.06%	2.01%	2.00%	2.04%	2.19%
Ratio of net investment income (loss) to
average net assets (c) (d)	4.34%	5.75%	6.06%	5.62%	5.30%	5.38%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (c) (d)	4.34%	5.67%	6.05%	5.62%	5.26%	5.17%
Portfolio turnover rate	53.48%	50.75%	48.36%	60.85%	39.89%	87,08%

*See accompanying notes which are an integral part of the financial statements.

(a)

Net investment income (loss) per share is based on average shares outstanding.

(b)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c)

These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

(d)

Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL REVIEW

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout the period

Ancora Equity Fund
CLASS C SHARES	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05

Selected Per Share Data
Net asset value, beginning of period	$ 9.11	$ 7.14	$ 12.17	$ 11.95	$ 10.94	$ 11.25

Income from investment operations
Net investment income (loss) (a)	(0.08)	(0.02)	0.07	(0.01)	(0.03)	(0.12)
Net realized and unrealized gain (loss)	1.13	2.00	(4.33)	1.07	1.40	0.35
Total from investment operations	1.05	1.98	(4.26)	1.06	1.37	0.23

Less Distributions to shareholders:
From net investment income	-	(0.01)	(0.08)	-	-	-
From net realized gain	-	-	(0.69)	(0.84)	(0.27)	(0.54)
From return of capital	-	-	-	-	(0.09)	-
Total distributions	-	(0.01)	(0.77)	(0.84)	(0.36)	(0.54)

Net asset value, end of period	$ 10.16	$ 9.11	$ 7.14	$ 12.17	$ 11.95	$ 10.94

Total Return (b)	11.53%	27.74%	(34.75)%	8.80%	12.49%	1.98%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 7,820	$ 6,837	$ 6,322	$ 10,766	$ 10,420	$ 8,823
Ratio of expenses to average net assets (c)	2.53%	2.61%	2.36%	2.28%	2.30%	2.53%
Ratio of expenses to average net assets
before waiver & reimbursement (c)	2.53%	2.61%	2.36%	2.28%	2.30%	2.53%
Ratio of net investment income (loss) to
average net assets (c) (d)	(0.86)%	(0.29)%	0.69%	(0.10)%	(0.26)%	(1.06)%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (c) (d)	(0.86)%	(0.29)%	0.69%	(0.10)%	(0.26)%	(1.06)%
Portfolio turnover rate	45.73%	56.25%	81.84%	56.21%	67.09%	58.79%

*See accompanying notes which are an integral part of the financial statements.

(a)

Net investment income (loss) per share is based on average shares outstanding.

(b)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c)

These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

(d)

Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL REVIEW

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout the period

Ancora MicroCap Fund
CLASS C SHARES	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08 (a)

Selected Per Share Data
Net asset value, beginning of period	$ 9.74	$ 6.06	$ 10.00

Income from investment operations
Net investment income (loss) (e)	(0.27)	(0.24)	(0.09)
Net realized and unrealized gain (loss)	3.70	3.92	(3.85)
Total from investment operations	3.43	3.68	(3.94)

Less Distributions to shareholders:
From net investment income	-	-	-
From net realized gain	(0.49)	-	-
From return of capital	-	-	-
Total distributions	(0.49)	-	-

Net asset value, end of period	$ 12.68	$ 9.74	$ 6.06

Total Return (c)	35.19%	60.73%	(39.40)% (b)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 1,115	$ 1,002	$ 618
Ratio of expenses to average net assets (f)	3.13%	3.48%	5.59% (d)
Ratio of expenses to average net assets
before waiver & reimbursement (f)	3.13%	3.82%	5.92% (d)
Ratio of net investment income (loss) to
average net assets (f)	(2.44)%	(3.04)%	(4.03)% (d)
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (f)	(2.44)%	(3.38)%	(4.37)% (d)
Portfolio turnover rate	36.36%	44.07%	21.04%

*See accompanying notes which are an integral part of the financial statements.

(a)

For the period September 2, 2008 (commencement of operations) through December 31, 2008.

(b)

Not annualized.

(c)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d)

Annualized.

(e)

Net investment income (loss) per share is based on average shares outstanding.

(f)

These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

FINANCIAL REVIEW

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout the period

Ancora Special Opportunity Fund
CLASS C SHARES	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05

Selected Per Share Data
Net asset value, beginning of period	$ 4.46	$ 2.38	$ 4.45	$ 5.40	$ 5.33	$ 5.82

Income from investment operations
Net investment income (loss) (a)	(0.07)	(0.03)	0.02	(0.04)	(0.02)	(0.07)
Net realized and unrealized gain (loss)	0.65	2.11	(2.05)	(0.28)	0.26	0.09
Total from investment operations	0.58	2.08	(2.03)	(0.32)	0.24	0.02

Less Distributions to shareholders:
From net investment income	-	- (g)	(0.03)		-	-
From net realized gain	-	-	(0.01)	(0.63)	(0.01)	(0.51)
From return of capital	-	-	-	-	(0.16)	-
Total distributions	-	-	(0.04)	(0.63)	(0.17)	(0.51)

Net asset value, end of period	$ 5.04	$ 4.46	$ 2.38	$ 4.45	$ 5.40	$ 5.33

Total Return (b)	13.00%	87.47%	(45.77)%	(6.49)%	4.52%	0.47%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 5,615	$ 5,240	$ 2,738	$ 5,703	$ 7,376	$ 5,927
Ratio of expenses to average net assets (c)	2.64%	2.86%	2.65%	2.47%	2.38%	2.64%
Ratio of expenses to average net assets
before waiver & reimbursement (c)	2.64%	2.86%	2.65%	2.47%	2.38%	2.64%
Ratio of net investment income (loss) to
average net assets (c) (d)	(1.45)%	(0.97)%	0.67%	(0.77)%	(0.43)%	(1.30)%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (c) (d)	(1.45)%	(0.97)%	0.67%	(0.77)%	(0.43)%	(1.30)%
Portfolio turnover rate	97.02%	148.81%	211.26%	133.31%	22.18%	156.99%

*See accompanying notes which are an integral part of the financial statements.

(a)

Net investment income (loss) per share is based on average shares outstanding.

(b)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c)

These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

(d)

Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)

Amount is less than $0.01.

FINANCIAL REVIEW

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout the period

Ancora Income Fund
CLASS D SHARES	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05

Selected Per Share Data
Net asset value, beginning of period	$ 8.65	$ 7.36	$ 8.81	$ 9.76	$ 9.52	$ 9.99

Income from investment operations
Net investment income (loss) (a)	0.40	0.46	0.53	0.56	0.53	0.55
Net realized and unrealized gain (loss)	0.52	1.46	(1.40)	(0.94)	0.29	(0.47)
Total from investment operations	0.92	1.92	(0.87)	(0.38)	0.82	0.08

Less Distributions to shareholders:
From net investment income	(0.40)	(0.47)	(0.53)	(0.56)	(0.53)	(0.54)
From net realized gain	-	-	-	-	-	-
From return of capital	(0.22)	(0.16)	(0.05)	(0.01)	(0.05)	(0.01)
Total distributions	(0.62)	(0.63)	(0.58)	(0.57)	(0.58)	(0.55)

Net asset value, end of period	$ 8.95	$ 8.65	$ 7.36	$ 8.81	$ 9.76	$ 9.52

Total Return (b)	11.07%	27.48%	(10.29)%	(4.07)%	8.87%	0.80%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 6,756	$ 6,852	$ 6,113	$ 6,753	$ 6,173	$ 5,043
Ratio of expenses to average net assets (c)	1.72%	1.74%	1.75%	1.75%	1.75%	1.75%
Ratio of expenses to average net assets
before waiver & reimbursement (c)	1.73%	1.82%	1.76%	1.75%	1.79%	1.96%
Ratio of net investment income (loss) to
average net assets (c) (d)	4.54%	5.93%	6.33%	5.89%	5.57%	5.59%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (c) (d)	4.54%	5.85%	6.32%	5.89%	5.53%	5.44%
Portfolio turnover rate	53.48%	50.75%	48.36%	60.85%	39.89%	87.08%

*See accompanying notes which are an integral part of the financial statements.

(a)

Net investment income (loss) per share is based on average shares outstanding.

(b)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c)

These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

(d)

Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL REVIEW

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout the period

Ancora Equity Fund
CLASS D SHARES	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05

Selected Per Share Data
Net asset value, beginning of period	$ 9.30	$ 7.26	$ 12.37	$ 12.12	$ 11.04	$ 11.30

Income from investment operations
Net investment income (loss) (a)	(0.03)	0.02	0.13	0.05	0.02	(0.03)
Net realized and unrealized gain (loss)	1.15	2.03	(4.42)	1.09	1.42	0.31
Total from investment operations	1.12	2.05	(4.29)	1.14	1.44	0.28

Less Distributions to shareholders:
From net investment income	-	(0.01)	(0.13)	(0.05)	-	-
From net realized gain	-	-	(0.69)	(0.84)	(0.27)	(0.54)
From return of capital	-	-	-	-	(0.09)	-
Total distributions	-	(0.01)	(0.82)	(0.89)	(0.36)	(0.54)

Net asset value, end of period	$ 10.42	$ 9.30	$ 7.26	$ 12.37	$ 12.12	$ 11.04

Total Return (b)	12.04%	28.25%	(34.36)%	9.35%	13.01%	2.46%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 2,876	$ 2,844	$ 2,937	$ 4,800	$ 5,993	$ 6,170
Ratio of expenses to average net assets (c)	2.03%	2.11%	1.86%	1.78%	1.80%	2.10%
Ratio of expenses to average net assets
before waiver & reimbursement (c)	2.03%	2.11%	1.86%	1.78%	1.80%	2.10%
Ratio of net investment income (loss) to
average net assets (c) (d)	(0.34)%	0.23%	1.19%	0.39%	0.20%	(0.57)%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (c) (d)	(0.34)%	0.23%	1.19%	0.39%	0.20%	(0.57)%
Portfolio turnover rate	45.73%	56.25%	81.84%	56.21%	67.09%	58.79%

*See accompanying notes which are an integral part of the financial statements.

(a)

Net investment income (loss) per share is based on average shares outstanding.

(b)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c)

These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

(d)

Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL REVIEW

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout the period

Ancora MicroCap Fund
CLASS D SHARES	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08 (a)

Selected Per Share Data
Net asset value, beginning of period	$ 9.80	$ 6.07	$ 10.00

Income from investment operations
Net investment income (loss) (e)	(0.22)	(0.20)	(0.08)
Net realized and unrealized gain (loss)	3.74	3.93	(3.85)
Total from investment operations	3.52	3.73	(3.93)

Less Distributions to shareholders:
From net investment income
From net realized gain	(0.49)	-	-
From return of capital
Total distributions	(0.49)	-	-

Net asset value, end of period	$ 12.83	$ 9.80	$ 6.07

Total Return (c)	35.90%	61.45%	(39.30)% (b)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 4,865	$ 2,762	$ 1,360
Ratio of expenses to average net assets (f)	2.61%	2.98%	5.28% (d)
Ratio of expenses to average net assets
before waiver & reimbursement (f)	2.61%	3.32%	5.68% (d)
Ratio of net investment income (loss) to
average net assets (f)	(1.99)%	(2.52)%	(3.67)% (d)
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (f)	(1.99)%	(2.85)%	(4.08)% (d)
Portfolio turnover rate	36.36%	44.07%	21.04%

*See accompanying notes which are an integral part of the financial statements.

(a)

For the period September 2, 2008 (commencement of operations) through December 31, 2008.

(b)

Not annualized.

(c)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d)

Annualized.

(e)

Net investment income (loss) per share is based on average shares outstanding.

(f)

These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

FINANCIAL REVIEW

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout the period

Ancora Special Opportunity Fund
CLASS D SHARES	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05

Selected Per Share Data
Net asset value, beginning of period	$ 4.58	$ 2.44	$ 4.55	$ 5.49	$ 5.38	$ 5.85

Income from investment operations
Net investment income (loss) (a)	(0.05)	(0.02)	0.04	(0.02)	0.01	(0.04)
Net realized and unrealized gain (loss)	0.68	2.16	(2.10)	(0.29)	0.27	0.08
Total from investment operations	0.63	2.14	(2.06)	(0.31)	0.28	0.04

Less Distributions to shareholders:
From investment income	-	- (g)	(0.04)	-	-	-
From net realized gain	-	-	(0.01)	(0.63)	(0.01)	(0.51)
From return of capital	-	-	-	-	(0.16)	-
Total distributions	-	-	(0.05)	(0.63)	(0.17)	(0.51)

Net asset value, end of period	$ 5.21	$ 4.58	$ 2.44	$ 4.55	$ 5.49	$ 5.38

Total Return (b)	13.76%	87.78%	(45.35)%	(6.21)%	5.23%	0.79%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 3,644	$ 3,140	$ 2,001	$ 3,959	$ 6,098	$7,170
Ratio of expenses to average net assets (c)	2.15%	2.36%	2.15%	1.97%	1.88%	2.18%
Ratio of expenses to average net assets
before waiver & reimbursement (c)	2.15%	2.36%	2.15%	1.97%	1.88%	2.18%
Ratio of net investment income (loss) to
average net assets (c) (d)	(0.96)%	(0.47)%	0.98%	(0.31)%	0.19%	(0.81)%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (c) (d)	(0.96)%	(0.47)%	0.98%	(0.31)%	0.19%	(0.81)%
Portfolio turnover rate	97.02%	148.81%	211.26%	133.31%	22.18%	156.99%

*See accompanying notes which are an integral part of the financial statements.

(a)

Net investment income (loss) per share is based on average shares outstanding.

(b)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c)

These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

(d)

Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)

 Amount is less than $0.01.

FINANCIAL REVIEW

Ancora Trust

Notes to the Financial Statements

December 31, 2010

NOTE 1. ORGANIZATION

Ancora Income Fund (the “Income Fund”), Ancora Equity Fund (the “Equity Fund”), Ancora Special Opportunity Fund (the “Special Opportunity Fund”), and Ancora MicroCap Fund (“MicroCap Fund”) (each, a “Fund” and collectively, the “Funds”) are each a separate series of Ancora Trust (the “Trust”), an Ohio business trust under a Declaration of Trust dated August 20, 2003.  The Trust’s Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest representing interests in separate funds of securities, and it permits the Trust to offer separate classes of each such series.  The Income Fund’s investment objective is to obtain a high level of income, with a secondary objective of capital appreciation.  The Equity Fund’s investment objective is obtaining a high total return, a combination of income and capital appreciation in the value of its shares.  The Special Opportunity Fund’s investment objective is obtaining a high total return.  The MicroCap Fund’s investment objective is to obtain capital appreciation.  Each Fund is an “open-end” management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  Each Fund, other than MicroCap Fund, is a “diversified” company as defined in the 1940 Act.  The Board of Trustees (the “Board”) of the Trust has authorized that shares of the Funds may be offered in two classes: Class C and Class D.  Class C and Class D shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class.  Class C shares are a no-load share class. Class D shares are offered continuously at net asset value. Each class is subject to a different distribution and shareholder service fee. Income and realized/unrealized gains or losses are allocated to each class based on relative net assets.  The investment advisor of the Funds is Ancora Advisors LLC (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the U.S. (“GAAP”).

Security Valuation - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Use Of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year.  Actual results could differ from those estimates.

Federal Income Taxes - The Funds’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Funds’ 2010 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of and during the year ended December 31, 2010, the Funds’ did not have a liability for any unrecognized tax benefits. The Funds’ recognize interest and penalty, if any, related to recognized tax benefits or income tax expense on the statement of operations. During the fiscal year ended December 31, 2010, the Funds’ did not incur any interest or penalties.

FINANCIAL REVIEW

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Distributions To Shareholders – The Income Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on a monthly basis.  The Equity Fund, Special Opportunity Fund, and MicroCap Fund intend to distribute substantially all of their net investment income, if any, as dividends to their shareholders on at least an annual basis.  Distributions to shareholders are recorded on the ex-dividend date.  All the Funds intend to distribute their net realized long term capital gains and net realized short term capital gains, if any, at least once a year.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused by differences in the timing and recognition of certain components of income, expense, or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, the results of operations, or net asset value per share of a Fund.

At December 31, 2010, the following reclassifications were made: The Income Fund has a reclassification of $472,715 from distributions in excess of retained income to paid in capital; the Equity Fund had a reclassification of $69,487 of net investment loss to paid in capital; the MicroCap Fund had a reclassification of $87,137 of net investment loss to undistributed capital gains; and the Special Opportunity Fund had a reclassification of $106,089 of net investment loss to paid in capital.

Other - The Funds follow industry practice and record security transactions based on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each Funds’ relative net assets or other appropriate basis as determined by the Board.

NOTE 3. SECURITIES VALUATIONS

As described in Note 2, all investments in securities are recorded at their estimated fair value. The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FINANCIAL REVIEW

NOTE 3. SECURITY VALUATIONS – continued

Fair Value Measurements - A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Money market mutual funds are generally priced at the ending NAV provided by the service agent of the fund. The money market securities will be categorized as Level 1 within the fair value hierarchy.

Equity securities (common stock including real estate investment trusts and corporate bond trust certificates) - Equity securities are valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair price as determined by the Advisor in good faith, in accordance with guidelines adopted by and subject to review of the Board of Trustees. Manually priced securities held by the Funds (if any) are reviewed by the Board of Trustees on a quarterly basis. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in level 1 within the fair value hierarchy.

Fixed income securities - Fixed income securities are valued by a pricing service when the Advisor believes such prices are accurate and reflect the fair market value of such securities. If the Advisor decides that a price provided by the pricing services does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2 within the fair value hierarchy.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of December 31, 2010:

Ancora Income Fund Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Corporate Bond Trust Certificates	$ 6,640,105	$ -	$ -	$ 6,640,105
Closed End Funds	8,095,763	-	-	8,095,763
Preferred Stock	263,850	-	-	263,850
Real Estate Investment Trusts	3,875,641	-	-	3,875,641
Cash Equivalents	334,863	-	-	334,863
Total	$ 19,210,222	$ -	$ -	$ 19,210,222

Ancora Equity Fund Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 8,577,480	$ -	$ -	$ 8,577,480
Convertible Preferred Securities	160,650			160,650
Closed End Funds	1,361,220	-		1,361,220
Cash Equivalents	825,744	-	-	825,744
Total	$ 10,925,094	$ -	$ -	$ 10,925,094

Ancora MicroCap Fund Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 5,151,684	$ -	$ -	$ 5,151,684
Cash Equivalents	875,241	-	-	875,241
Total	$ 6,026,925	$ -	$ -	$ 6,026,925

Ancora Special Opportunity Fund Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 4,923,776	$ -	$ -	$ 4,923,776
Closed End Funds	1,917,212	-	-	1,917,212
Real Estate Investment Trusts	592,460	-	-	592,460
Cash Equivalents	1,575,417	-	-	1,575,417
Total	$ 9,008,865	$ -	$ -	$ 9,008,865

The Funds did not hold any Level 2 or Level 3 assets during the fiscal year ended December 31, 2010. For more detail on the investments in common stocks please refer to the Schedule of Investments. The Funds did not hold any derivative investments at any time during the fiscal year ended December 31, 2010.  There were no transfers into or out of Level 1 or Level 2 during the fiscal year ended December 31, 2010.

FINANCIAL REVIEW

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust retains Ancora Advisors LLC to manage the Funds’ investments.  As a controlling member of the Advisor, Richard A. Barone, Chairman of the Trust, is regarded to control the Advisor for purposes of the 1940 Act.  Under the terms of the Investment Advisory Agreement, (the “Agreement”), the Advisor manages the Funds’ investments in accordance with the stated policies of the Funds, subject to approval of the Board.  The Advisor makes investment decisions for each Fund and places the purchase and sale orders for portfolio transactions.  As compensation for management services, the Income Fund, Equity Fund, MicroCap Fund and Special Opportunity Fund are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of each Fund.  For the fiscal year ended December 31, 2010, the Advisor earned fees of $190,958 from the Income Fund, $97,394 from the Equity Fund, $41,452 from the MicroCap Fund, and $84,404 from the Special Opportunity Fund.  At December 31, 2010, payables to the Advisor were $16,148, $8,882, $4,818, and $7,665 for the Income Fund, Equity Fund, MicroCap Fund, and Special Opportunity Fund, respectively.  The Advisor has voluntarily agreed to waive management fees, to the extent of management fees, in order to limit total annual operating expenses for the Income Fund to 2.00% for Class C shares and 1.75% for Class D shares.  These waivers may be discontinued at any time. The Advisor has voluntarily agreed to waive its fee and/or reimburse the Equity Fund, MicroCap Fund, and Special Opportunity Fund in an amount, if any, by which each of the Fund’s total annual operating expenses exceed 5% of the average net assets of such fund. The Advisor waived fees of $142 for the Income Fund for the year ended December 31, 2010.

The Funds have adopted a Distribution and Shareholder Servicing Plan (each such plan, a “Distribution Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each class of shares authorized.  The principal activities for which payments will be made include (i) compensation of securities dealers (including Ancora Securities Inc.) and others for distribution services and (ii) advertising.  In addition, each of the Funds shall pay service fees pursuant to agreements with dealers (including Ancora Securities Inc.) or other services.  Richard A. Barone, Chairman of the Trust and controlling shareholder of Ancora Capital, Inc., the parent company of Ancora Securities Inc., has an indirect financial interest in the operation of the Plan.

For the year ended December 31, 2010 the fees paid were as follows:

Fund	Annual Rate	Fees Earned	Amount payable at December 31, 2010
Income Fund
Class C	0.50%	$ 60,458
Class D	0.25%	17,510
		$ 77,968	$ 6,712
Equity Fund
Class C	0.75%	$ 52,142
Class D	0.25%	6,968
		$ 59,110	$ 6,197
MicroCap Fund
Class C	0.75%	$ 7,266
Class D	0.25%	7,941
		$ 15,207	$ 3,505
Special Opportunity Fund
Class C	0.75%	$ 38,308
Class D	0.25%	8,332
		$ 46,640	$ 5,163

FINANCIAL REVIEW

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Funds have entered into an Administration Agreement with Ancora Capital, Inc. Pursuant to the Administration Agreement, each of the Funds will pay an administration fee equal to 0.10% of average net assets of each Fund monthly.  Under the Administration Agreement, Ancora Capital, Inc. will assist in maintaining office facilities, furnish clerical services, prepare and file documents with the Securities and Exchange Commission, coordinate the filing of tax returns, assist with the preparation of the Funds’ Annual and Semi-Annual Reports to shareholders, monitor the Funds’ expense accruals and pay all expenses, monitor the Funds’ sub-chapter M status, maintain the Funds’ fidelity bond, monitor each Funds’ compliance with such Funds’ policies and limitations as set forth in the Prospectus and Statement of Additional Information and generally assist in the Funds’ operations.  For the fiscal year ended December 31, 2010, Ancora Capital Inc. earned $19,096 from the Income Fund, $9,739 from the Equity Fund, $4,145 from the MicroCap Fund, and $8,440 from the Special Opportunity Fund.  As of December 31, 2010, Ancora Capital Inc. was owed $1,629, $888, $482, and $766 by the Income Fund, Equity Fund, MicroCap Fund, and Special Opportunity Fund, respectively, for administrative services.

The Funds’ Board of Trustees has determined that any portfolio transaction for any of the Funds may be effected through Ancora Securities Inc., if, in the Advisor’s judgment, the use of Ancora Securities Inc. is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Ancora Securities Inc. charges the Fund a commission rate consistent with those charged by Ancora Securities Inc. to comparable unaffiliated customers in similar transactions.  For the fiscal year ended December 31, 2010, Ancora Securities, Inc. received commissions on security transactions of $18,767 for the Income Fund, $6,613 for the Equity Fund, $7,411 for the MicroCap, and $31,220 for the Special Opportunity Fund.

The Trust retains Ancora Securities, Inc. (The “Distributor”), to act as the principal distributor of its shares.  The Distributor is an affiliate of the Adviser and serves without compensation other than fees paid to Ancora Securities under the 12b-1 Plan.

NOTE 5. INVESTMENTS

For the fiscal year ended December 31, 2010, purchases and sales of investment securities, other than short-term investments and short-term U.S. Government obligations were as follows:

	Income Fund	Equity Fund	MicroCap Fund	Special Opportunity Fund
Purchases
U.S. Government Obligations	$ -	$ -	$ -	$ -
Other	10,552,289	4,262,421	1,814,769	6,568,080

Sales
U.S. Government Obligations	$ -	$ -	$ -	$ -
Other	9,721,706	4,166,741	1,320,886	6,599,256

At December 31, 2010, the costs of securities for federal income tax purposes were $17,808,526, $8,932,779, $4,598,807, and $8,145,024 for the Income Fund, Equity Fund, MicroCap Fund, and Special Opportunity Fund respectively.

As of December 31, 2010, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Income Fund	Equity Fund	MicroCap Fund	Special Opportunity Fund
Gross Appreciation	$ 1,694,001	$ 2,330,593	$ 1,727,648	$ 1,869,382
Gross (Depreciation)	(292,305)	(338,288)	(299,531)	(1,005,541)

Net App. (Dep.) on Investments	$ 1,401,696	$ 1,992,305	$ 1,428,117	$ 863,841

FINANCIAL REVIEW

NOTE 6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal year ended December 31, 2010 is as follows:

	Income Fund Class C	Income Fund Class D	Equity Fund Class C	Equity Fund Class D
Ordinary income	$ 524,919	$ 318,176	$ -	$ -
Short-term capital gain	-	-	-	-
Long-term capital gain	-	-	-	-
Return of capital	295,316	177,399	-	-
	$ 820,235	$ 495,575	$ -	$ -

	MicroCap Fund Class C	MicroCap Fund Class D	Special Opportunity Fund Class C	Special Opportunity Fund Class D
Ordinary income	$ -	$ -	$ -	$ -
Short-term capital gain	8,002	34,475	-	-
Long-term capital gain	33,410	143,938	-	-
Return of capital	-	-	-	-
	$ 41,412	$ 178,413	$ -	$ -

The tax character of distributions paid during the fiscal year ended December 31, 2009 is as follows:

	Income Fund Class C	Income Fund Class D	Equity Fund Class C	Equity Fund Class D
Ordinary income	$ 568,800	$ 363,102	$ 7,798	$ 3,331
Short-term capital gain	-	-	-	-
Long-term capital gain	-	-	-	-
Return of capital	196,667	128,723	-	-
	$ 765,467	$ 491,825	$ 7,798	$ 3,331

	MicroCap Fund Class C	MicroCap Fund Class D	Special Opportunity Fund Class C	Special Opportunity Fund Class D
Ordinary income	$ -	$ -	$ 1,998	$ 1,233
Short-term capital gain	-	-	-	-
Long-term capital gain	-	-	-	-
Return of capital	-	-	-	-
	$ -	$ -	$ 1,998	$ 1,233

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Income Fund	Equity Fund	MicroCap Fund	Special Opportunity Fund
Accumulated undistributed ordinary income	$ -	$ -	$ -	$ -
Accumulated undistributed capital gain (capital loss carry forward)	(2,557,311)	(2,315,555)	254,593	(1,377,131)
Unrealized appreciated (depreciation)	1,401,696	1,992,305	1,428,117	863,841
	$ (1,155,615)	$ (323,250)	$ 1,682,710	$ (513,290)

FINANCIAL REVIEW

NOTE 7. CAPITAL LOSS CARRYFORWARDS

Expiration Date	Income Fund	Equity Fund	MicroCap Fund	Special Opportunity Fund
2012	$ -	$ -	$ -	$ -
2014	$ -	$ -	$ -	$ -
2015	$ -	$ -	$ -	$ -
2016	$ 857,983	$ -	$ -	$ 319,503
2017	$ 1,699,328	$ 2,315,555	$ -	$ 1,057,628
2018	$ -	$ -	$ -	$ -
Total	$ 2,557,311	$ 2,315,555	$ -	$ 1,377,131

During the fiscal year ended December 31, 2010, the Income Fund utilized $509,392 of its capital loss carry forward, the Equity Fund utilized $8,914 of its capital loss carry forward, and the Special Opportunity fund utilized $1,373,666 of its capital loss carry forward.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2010 Pershing & Company owned, for the benefit of its customers, the following percentages of the outstanding shares:

Income Fund Class C	91.62%
Income Fund Class D	95.65%
Equity Fund Class C	95.09%
Equity Fund Class D	95.43%
MicroCap Fund Class C	93.30%
MicroCap Fund Class D	100.00%
Special Opportunity Fund Class C	94.58%
Special Opportunity Fund Class D	98.34%

PORTFOLIO HOLDINGS DISCLOSURE POLICY (UNAUDITED)

The Funds disclose their portfolio holdings in the following manner:  (i) the funds file complete schedules of portfolio holdings with the Commission for the first and third quarter each year on Form N-Q; (ii) the Funds’ form N-Q are available on the Commission website at http:www.sec.gov and in annual and semi-annual reports to shareholders’ (iii) the Funds’ Form N-Q may be reviewed and copied at the Commission Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; (iv) on the Funds’ internet site www.ancorafunds.com approximately 10 days after the end of each fiscal quarter, which information is current as of the end of such fiscal quarter’ and (v) is available upon request by contacting the Funds in writing or by phone.

PROXY VOTING (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the twelve month period ended December 31, 2010, is available without charge upon request by (1) calling the Funds at (866) 626-2672; and (2) from Funds’ documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

FINANCIAL REVIEW

ADVISORY RENEWAL AGREEMENT (UNAUDITED) - continued

At a Board meeting held on August 19, 2010, the continuation, for an additional year, of the Management Agreement dated November 1, 2006 between the Funds and Ancora Advisors, LLC (the “Advisor”) was voted on.

In order to fulfill their fiduciary duties pursuant to Section 15 of the 1940 Act, the Trustees reviewed the Management Agreement between the Trust and the Advisor pursuant to which the Advisor provides investment advisory services to each of the Funds.  The Board was provided a copy of the Management Agreement and a memorandum of counsel to the Trust outlining the duties of the Board with respect to approval of continuation of the Management Agreement.  In addition, Mr. Meaney presented a summary of the recent decision of the U.S. Supreme Court in the case of Jones v. Harris Associates L.P., relating to the duties of a fund board to review fees paid to the fund’s investment advisor.  The Advisor presented the Board with, among other things, data regarding comparable funds, the performance record of the Funds and the profitability of the Management Agreement for the Adviser.

In determining whether to approve the continuation of the Agreement, the Board, including the Interested Trustees, considered the fairness and reasonableness of the terms of the Agreement with respect to each Fund.  The Board considered the factors discussed below, among others.  No single factor determined whether the Board approved the continuation of the Agreement.  Instead, the Board made its decision based on a totality of the circumstances.

Nature, Extent and Quality of Services.    The Board concluded that the Advisor has a high level of expertise in managing assets of the type held by the Funds and that the services that have been provided by the Advisor to the Funds are of high quality.  The Board noted in particular the high quality of the Advisor’s management working on Fund matters.

With respect to Ancora Income Fund, the Board considered that the Fund is actively managed compared to other income funds.  The Board also noted that the Advisor seeks to obtain better results than a typical income fund might expect by diligently seeking out convertible securities that become available at a price lower than their underlying value.  With respect to Ancora Equity Fund, Ancora MicroCap Fund and Ancora Special Opportunity Fund, the Board considered that these Funds are actively managed.  With respect to the MicroCap Fund, the Board noted that the Advisor and Portfolio Manager have considerable experience and a very positive reputation with respect to investing in microcap stocks.

Comparisons.  The Board also reviewed information regarding management fees charged by advisers to other smaller funds.  This chart showed that the 1.0% management fee charged to the Funds is equal to or below the fees paid by most other comparably sized funds.  In light of these comparisons, the Board concluded that the terms of the Agreement are fair and reasonable.  The Board also noted that the Advisor does not benefit from any “soft dollar” or similar arrangements with respect to the Funds.

Investment Performance.  The Board also reviewed the investment performance of the Funds for various periods since inception.  Generally, the Funds performed close to or above the comparable indexes. Overall, the Board determined that the performance of the Funds has been satisfactory.

Cost and Profitability.  The Board also considered the profitability of the Agreement to the Advisor and to Ancora Securities, Inc., an affiliate of the Advisor.  The Board noted that the Funds are not expected to have substantial assets for some time, and, therefore, it is not anticipated that the Agreement will be particularly profitable to the Advisor.  The Board reviewed cost data showing that the profits made by the Adviser and its affiliates in respect of their activities on behalf of the Funds were quite modest.  The Board noted that at this time the Advisor’s compensation is not high relative to the experience of the Advisor and the nature and quality of the services performed by the Advisor.

With respect to Ancora Securities, Inc., the Board considered the reasonableness of brokerage commissions paid.  The Board determined that the commissions paid to Ancora Securities, Inc. are reasonable relative to the market rates. Moreover, the volume of such commissions was not significant.

Economies of Scale.  The Board noted that at this time, the fee structure does not account for the benefit of economies of scale because the Funds have insufficient assets for economies of scale to be realized.  Currently, the fee structure provides for a flat percentage rate.  Once assets under management grow to substantially higher levels, economies of scale may begin to take effect and benefit the Advisor.  At such future time, it may be appropriate for the Board to review the fee structure to determine whether the management fees as a percent of assets under management might be reduced.  The Board noted that any such discussion was premature at this time since assets would have to grow substantially above current levels before economies of scale would be realized for the Advisor.

Other Factors.  The Board also noted that the Management Agreement is terminable by either party on 60 days notice.  The Board noted that, under the requirements of the 1940 Act, it would regularly review the terms of the new Agreement in light of changing conditions and seek to amend or terminate the new Agreement as necessary.

After its consideration of the above, the Board concluded that the terms of the Management Agreement are fair and reasonable and in the best interests of each Fund and its respective shareholders.

On motion duly made and seconded, both the “disinterested” Trustees and the full Board unanimously adopted the following resolution.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available, without charge, upon request. You may call toll-free (866) 626-2672 to request a copy of the SAI or to make shareholder inquiries.

FUND EXPENSES

FUND EXPENSES

ABOUT YOUR FUND'S EXPENSES - (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ancora Income Fund	Beginning Account		Expenses Paid During
	Value 07/01/10	Ending Account Value 12/31/10	the Period* 07/01/10 to 12/31/10
Actual
Class C	$ 1,000.00	$ 1,060.06	$ 10.23
Class D	$ 1,000.00	$ 1,016.67	$ 8.94
Hypothetical (5% Annual Return before expenses)
Class C	$ 1,000.00	$ 1,015.27	$ 10.01
Class D	$ 1,000.00	$ 1,016.53	$ 8.74

* Expenses are equal to the Class C and D fund shares’ annualized expense ratio of 1.97% and 1.72% respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FUND EXPENSES

ABOUT YOUR FUND'S EXPENSES - (UNAUDITED) - (continued)

Ancora Equity Fund	Beginning Account		Expenses Paid During
	Value 07/01/10	Ending Account Value 12/31/10	the Period* 07/01/10 to 12/31/10
Actual
Class C	$ 1,000.00	$ 1,200.95	$ 14.04
Class D	$ 1,000.00	$ 1,203.23	$ 11.27
Hypothetical (5% Annual Return before expenses)
Class C	$ 1,000.00	$ 1,012.45	$ 12.83
Class D	$ 1,000.00	$ 1,014.97	$ 10.31

* Expenses are equal to the Class C and Class D fund shares’ annualized expense ratio of 2.53% and 2.03% respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Ancora MicroCap Fund	Beginning Account		Expenses Paid During
	Value 07/01/10	Ending Account Value 12/31/10	the Period* 07/01/10 to 12/31/10
Actual
Class C	$ 1,000.00	$ 1,305.33	$ 18.19
Class D	$ 1,000.00	$ 1,308.52	$ 15.19
Hypothetical (5% Annual Return before expenses)
Class C	$ 1,000.00	$ 1,009.43	$ 15.85
Class D	$ 1,000.00	$ 1,012.05	$ 13.24

* Expenses are equal to the Class C and Class D fund shares’ annualized expense ratio of 3.13% and 2.61% respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Ancora Special Opportunity	Beginning Account		Expenses Paid During
Fund	Value 07/01/10	Ending Account Value 12/31/10	the Period* 07/01/10 to 12/31/10
Actual
Class C	$ 1,000.00	$ 1,183.10	$ 14.53
Class D	$ 1,000.00	$ 1,184.09	$ 11.84
Hypothetical (5% Annual Return before expenses)
Class C	$ 1,000.00	$ 1,011.90	$ 13.39
Class D	$ 1,000.00	$ 1,014.37	$ 10.92

* Expenses are equal to the Class C and Class D fund shares’ annualized expense ratio of 2.64% and 2.15% respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

TRUSTEES, OFFICERS, & SERVICE PROVIDERS

TRUSTEES, OFFICERS, & SERVICE PROVIDERS

The Board of Trustees is responsible for managing the Funds’ business affairs and for exercising each Fund’s powers except those reserved for the shareholders. The day-to-day operations of the Funds are conducted by its officers. The following table provides biographical information with respect to each current Trustee and officer of the Funds.

Name, Address and Age	Position(s) Held with the Fund	Term of Office (2) and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships
Independent Directors:
Raj Aggarwal College of Business Administration	Trustee	Since November 15, 2003	Frank C. Sullivan Professor of International Business and Finance at University of Akron from 2006 to present and the former Dean of the College of Business Administration. Firestone Chair and Professor of Finance at Kent State University from 1999 to the 2006; Mellon Chair in and Professor of Finance at John Carroll University from 1987 to 1999.	4	None.
University of Akron
Akron, OH 44325
63
Donald Lerner	Trustee	Since	Consultant to the marking device industry and private investor. Owner of Ace Rubber Company (marking devices) until 1999.	4	None.
200 North Folk Dr., Bentleyville, OH 44022		November 15, 2003
75
Anne Peterson Ogan 115 West Juniper Lane, Moreland Hills, OH 44022,	Trustee	Since November 15, 2003	President of The Proper Analysis Corp. (investment management firm) from 1993 to the present.	4	None.
63
Stephen M Todd 95 Quail Hollow Dr, Moreland Hills, OH 44022 62	Trustee	Since November 8, 2010	Retired Global Vice Chairman of Ernst & Young.	4	None.
Interested Director:
Richard A. Barone (1)	Chairman, Trustee and Portfolio Manager	Since August 2, 2003

Portfolio Manager of the Ancora Funds since 2004; Chairman and Manager of Ancora Advisors LLC since 2003; Chairman and Director of Ancora Capital, Inc. since 2002; Chairman and Director of Ancora Securities, Inc. since 2000; Chairman and Director of the Ancora Group Inc. since 2010; member of the Executive Committee of the Ancora entities since 2006; Portfolio Manager of Fifth Third Investment Advisors from 2001 to 2003; Chief Executive Officer of Maxus Investment Group (financial services) until 2001; Portfolio Manager of Maxus Income Fund, Maxus Equity Fund and Maxus Aggressive Value Fund until 2001

				4	The Stephen Company (TSC) Mace Security International (MACE)
2000 Auburn Drive, Suite 300
Cleveland, Ohio 44122,
68
Officers:
David W. Kuhr 2000 Auburn Dr. Cleveland, OH 44122 49	Chief Compliance Officer	Since October 1, 2003	Chief Compliance Officer of Ancora Advisors LLC; Director of Compliance of Ancora Securities, Inc.; Director of Compliance of Ancora Capital Inc.; Director of Compliance of The Ancora Group Inc.	4	None.
Bradley A. Zucker 2000 Auburn Dr. Cleveland, OH 44122 37	Secretary	Since August 2, 2003	Chief Financial Officer of Ancora Advisors LLC; Chief Financial Officer and Director of Ancora Securities, Inc.; Chief Financial Officer and Director of Ancora Capital Inc.; Chief Financial Officer and Director of The Ancora Group Inc.; member of the Executive Committee for the Ancora entities	4	None.

(1)  Richard A. Barone is considered an “interested person” as defined in Section 2(a) (19) of the 1940 Act by virtue of his affiliation with the Advisor.

(2) Each trustee holds office for an indefinite term until the earlier of (i) the election of his or her successor or (ii) the date the trustee dies, resigns or is removed.

TRUSTEES, OFFICERS, & SERVICE PROVIDERS

DIRECTORS

Richard A. Barone

Raj Aggarwal

Donald Lerner

Anne Peterson Ogan

Stephen M. Todd

OFFICERS

Richard A. Barone, Chairman and Treasurer

Bradley Zucker, Secretary

David W. Kuhr, Chief Compliance Officer

INVESTMENT ADVISOR

Ancora Advisors LLC

2000 Auburn Drive,

Suite 300

Cleveland, OH 44122

DISTRIBUTOR

Ancora Securities, Inc.

2000 Auburn Drive,

Suite 300

Cleveland, OH 44122

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, Ohio 44145

LEGAL COUNSEL

McDonald Hopkins Co., LPA

2100 Bank One Center

600 Superior Avenue E.

Cleveland, OH 44114

CUSTODIAN

U.S. Bank N.A.

425 Walnut Street

Cincinnati, OH 45202

TRANSFER AGENT

AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC.

8000 Town Centre Drive Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

The Funds’ Statement of Additional Information includes additional information about the Funds and is available upon request at no charge by calling the Fund.

Distributed by Ancora Securities, Inc.

Member FINRA/SIPC

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

The Code of Ethics was updated in January 2005 to comply with updated Rule 17j-1.

A copy of registrant's code of ethics will be provided to any person without charge, upon request.  Please send requests to:  Ancora Trust, Attn: Compliance, 2000 Auburn Drive, Suite 420, Cleveland, OH 44122

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The  registrant's  board of trustees has determined that the registrant does not have an  audit  committee  financial  expert.  This is  because  the  experience provided  by the  members  of  the  audit  committee  together  offers  adequate oversight for the registrants level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

Registrant

Ancora Securities

FY 2010

$ 37,770

$ N/A

FY 2009

$ 37,000

$ N/A

(b)

Audit-Related Fees

Registrant

Adviser

FY 2010

$ 0

$ N/A

FY 2009

$ 0

$ N/A

Nature of the fees:

Consent estimate.

(c)

Tax Fees

Registrant

Adviser

FY 2010

$ 7,500

$ N/A

FY 2009

$ 8,056.93

$ N/A

Nature of the fees:

1120-RIC estimate per engagement letter.

(d)

All Other Fees

Registrant

Adviser

FY 2010

$ N/A

$ N/A

FY 2009

$ N/A

$ N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

N/A  %

N/A %

Tax Fees:

N/A  %

N/A %

All Other Fees:

N/A  %

N/A %

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY

2010

$ N/A

$ N/A

FY

2009

$ N/A

$ N/A

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:  Exhibits

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ancora Trust

By /s/Richard A. Barone

     Richard A. Barone

     Chairman and Treasurer

Date: March 4, 2011